File No. 333-95845

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 2
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 20
(Check appropriate box or boxes.)

C.M. MULTI-ACCOUNT A
(Exact Name of Registrant)

C.M. LIFE INSURANCE COMPANY
(Name of Depositor)

140 Garden Street, Hartford, Connecticut	06154
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 1-800-234-5606

Name and Address of Agent for Service

Robert Liguori,
Senior Vice President
C.M Life Insurance Company
140 Garden Street
Hartford, Connecticut    06154

          Approximate Date of Proposed Public Offering:    Continuous

          It is proposed that this filing will become effective

          ☐    immediately upon filing pursuant to paragraph (b) of Rule 485

          ☒ on May 1, 2002 pursuant to paragraph (b) of Rule 485

          ☐    60 days after filing pursuant to paragraph (a) of Rule 485

          ☐    on (date) pursuant to paragraph (a) of the Rule 485

          If appropriate, check the following box:

          ☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS
REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	(Not applicable)

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Right to Take Loans; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

16	Experts; Distribution

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS
C.M. Life Insurance Company

C.M. Multi-Account A

Individual or Group Deferred Variable Annuity

This prospectus describes an individual or group deferred variable annuity contract offered by C.M. Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include one fixed account option as well as the following thirty-eight funds which are offered through our separate account, C.M. Multi-Account A.

American Century® Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

Calvert Variable Series, Inc.
•	Calvert Social Balanced Portfolio

Deutsche Asset Management VIT Funds
•	Scudder VIT EAFE® Equity Index Fund
•	Scudder VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund
•	VIP Growth Portfolio—Service Class

Fidelity® Variable Insurance Products Fund II
•	VIP II Contrafund® Portfolio—Initial Class

Fidelity® Variable Insurance Products Fund III
•	VIP III Growth Opportunities Portfolio—Service Class

Franklin Templeton Variable Insurance Products Trust
•	Templeton Foreign Securities Fund—Class 2 Shares

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF—Financial Services Fund
•	INVESCO VIF—Health Sciences Fund
•	INVESCO VIF—Technology Fund

Janus Aspen Series
•	Janus Aspen Balanced Portfolio-Institutional Shares
•	Janus Aspen Capital Appreciation Portfolio- Institutional Shares
•	Janus Aspen Worldwide Growth Portfolio- Institutional Shares

MFS® Variable Insurance Trust SM
•	MFS® Investors Trust Series

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Equity Fund
•	MML Equity Index Fund—Class I Shares
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund
•	MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 44 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:
•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2002

Table Of Contents
Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	17

Accumulation Unit	27

Annuitant	19

Annuity Date	36

Annuity Options	37

Annuity Payments	36

Annuity Service Center	1

Annuity Unit Value	36

Free Withdrawals	34

Income Phase	36

Purchase Payment	20

Qualified Contract	39

Separate Account	21

Tax Deferral	39

Tax-Sheltered Annuity	17

Index of Special Terms
Highlights
This prospectus describes the general provisions of the contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center unless your state has other requirements.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. The amount of the contingent deferred sales charge depends on the length of time between when we issued your contract and when you make a withdrawal. The contingent deferred sales charge ranges from 8% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1 /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code (Code);

•
paid in a series of substantially equal payments made annually or more frequently, or for the joint life expectancies of you and your designated beneficiary (for a tax-qualified plan other than an individual retirement annuity, this exception applies when the series of payments begins after separation from service);

•	which are made on account of an IRS levy made on a qualified retirement plan or IRA; or

•	paid to the extent that the amount paid does not exceed the allowable deduction under Section 213 of the Code for amounts paid during the taxable year for medical care.

In addition, the following withdrawal amounts from a tax-qualified plan other than an individual retirement annuity may be exempt from the penalty tax:

•	amounts paid to you after separation from service after you reach age 55; or

•	amounts paid to an alternate payee pursuant to a qualified domestic relations order.

The following withdrawal amounts from an individual retirement annuity may also be exempt from the penalty tax:

•
amounts paid for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your dependents if you have received unemployment compensation for at least 12 weeks (this exception does not apply after you have been re-employed for at least 60 days);

•	amounts paid to the extent such amounts do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the taxable year; or

•	amounts which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

Highlights

Table Of Fees And Expenses

Contract Owner
Transaction Expenses	Current	Maximum

Transfer Fee:	None	The lesser of $20 or 2% of the amount transferred.

Loan Origination Fee:	None	$35

Sales Load on Purchase Payments:	None	None

Contingent Deferred Sales Charge
(as a percentage of amount withdrawn):

Contract Year	1	2	3	4	5	6	7	8	9	10 and later

Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

Annual Contract Maintenance Charge:	$0	$60

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:	1.03%	1.25%

Administrative Charge:	0.15%	0.25%

Total Separate Account Annual Expenses:	1.18%	1.50%

Table of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 2001)

	Management Fees After Expense Reimbursements	Other Expenses After Expense Reimbursements		12b-1 Fees	Total Operating Expenses After Expense Reimbursements

American Century VP Income & Growth Fund	0.70%	0.00%		—	0.70%

American Century VP Value Fund	0.97%	0.00%		—	0.97%

Calvert Social Balanced Portfolio	0.70%	0.18%		—	0.88%	[1]

Fidelity® VIP Growth Portfolio – Service Class	0.58%	0.10%		0.10%	0.78%	[2]

Fidelity® VIP II Contrafund® Portfolio – Initial Class	0.58%	0.10%		—	0.68%	[2]

Fidelity® VIP III Growth Opportunities Portfolio – Service Class	0.58%	0.11%		0.10%	0.79%	[2]

INVESCO VIF—Financial Services Fund	0.75%	0.32%		—	1.07%

INVESCO VIF—Health Sciences Fund	0.75%	0.31%		—	1.06%

INVESCO VIF—Technology Fund	0.75%	0.32%		—	1.07%

Janus Aspen Balanced Portfolio – Institutional Shares	0.65%	0.01%		—	0.66%

Janus Aspen Capital Appreciation Portfolio – Institutional Shares	0.65%	0.01%		—	0.66%

Janus Aspen Worldwide Growth Portfolio – Institutional Shares	0.65%	0.04%		—	0.69%

MFS® Investors Trust Series	0.75%	0.14%		—	0.89%	[3]

MML Blend Fund	0.38%	0.02%	[4]	—	0.40%

MML Emerging Growth Fund	1.05%	0.11%	[4]	—	1.16%

MML Equity Fund	0.37%	0.03%	[4]	—	0.40%

MML Equity Index Fund – Class I Shares	0.10%	0.35%		—	0.45%

MML Growth Equity Fund	0.80%	0.11%	[4]	—	0.91%

MML Large Cap Value Fund	0.80%	0.07%	[4]	—	0.87%

MML Managed Bond Fund	0.47%	0.01%	[4]	—	0.48%

MML OTC 100 Fund	0.45%	0.11%	[4]	—	0.56%

MML Small Cap Equity Fund [5]	0.65%	0.04%	[4]	—	0.69%

MML Small Cap Growth Equity Fund	1.07%	0.08%	[4]	—	1.15%

Oppenheimer Aggressive Growth Fund/VA	0.64%	0.04%		—	0.68%

Oppenheimer Capital Appreciation Fund/VA	0.64%	0.04%		—	0.68%

Oppenheimer Global Securities Fund/VA	0.64%	0.06%		—	0.70%

Oppenheimer High Income Fund/VA	0.74%	0.05%		—	0.79%

Oppenheimer International Growth Fund/VA	1.00%	0.05%		—	1.05%

Oppenheimer Main Street® Growth & Income Fund/VA	0.68%	0.05%		—	0.73%

Oppenheimer Money Fund/VA	0.45%	0.07%		—	0.52%

Table Of Fees And Expenses

	Management Fees After Expense Reimbursements		Other Expenses After Expense Reimbursements	12b-1 Fees	Total Operating Expenses After Expense Reimbursements

Oppenheimer Multiple Strategies Fund/VA	0.72%		0.04%	—	0.76%

Oppenheimer Strategic Bond Fund/VA	0.74%	[6]	0.05%	—	0.79%

Panorama Growth Portfolio	0.62%		0.02%	—	0.64%

Panorama Total Return Portfolio	0.63%		0.02%	—	0.65%

Scudder VIT EAFE® Equity Index Fund [8]	0.45%		0.20%	—	0.65%	[7]

Scudder VIT Small Cap Index Fund [9]	0.35%		0.10%	—	0.45%	[7]

T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%	—	0.85%

Templeton Foreign Securities Fund – Class 2 Shares [10]	0.68%		0.22%	0.25%	1.15%

1 “Other Expenses” reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.87% in the Social Balanced Portfolio.

2 Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the other expenses for the VIP Growth Portfolio would have been 0.07%, decreasing the VIP Growth Portfolio’s total fund expenses to 0.75%; the other expenses for the VIP II Contrafund Portfolio (Initial Class) would have been 0.06%, decreasing the VIP II Contrafund Portfolio’s (Initial Class) total fund expenses to 0.64%; and the other expenses for the VIP III Growth Opportunities Portfolio would have been 0.09%, decreasing the VIP III Growth Opportunities Portfolio’s total fund expenses to 0.77%.

3 The MFS Investors Trust Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Investors Trust Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS Investors Trust Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, total operating expenses for the MFS Investors Trust Series would be equal to 0.90%.

4 MassMutual has agreed to bear expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for MML Growth Equity Fund, MML OTC 100 Fund, and MML Emerging Growth Fund include this reimbursement. If not included, the Other Expenses for these Funds in 2001 would have been 0.19% for the MML Growth Equity Fund, 0.26% for the MML OTC 100 Fund, and 0.32% for the MML Emerging Growth Fund. We did not reimburse any expenses of the MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund in 2001.

5 Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

6 OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

7 Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to the current expense cap listed. Deutsche Asset Management does not guarantee that the fee waiver will remain in effect and could be subject to change. Absent of this expense cap reimbursement the management fees and other expenses for the Funds would be: 0.35% and 0.28% for the Small Cap Index Fund; 0.45% and 0.36% for the EAFE® Equity Index Fund.

Table Of Fees And Expenses
8 Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund.

9 Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund.

10 Prior to May 1, 2002, this Fund was called the Templeton International Securities Fund. The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction the total annual fund operating expenses would have been 1.16%.

(See the fund prospectuses for more information.)
Table Of Fees And Expenses

Examples Assuming Current Expenses Apply

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative current expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. The examples assume that the current fund expense waivers are in place for all of the time periods shown. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$94	$128	$154	$220

American Century VP Value		96	136	167	248

Calvert Social Balanced		95	133	163	238

Fidelity VIP Growth		94	130	157	225

Fidelity VIP II Contrafund®		93	127	151	214

Fidelity VIP III Growth Opportunities		94	130	158	227

INVESCO VIF — Financial Services		97	139	172	258

INVESCO VIF — Health Sciences		97	139	172	257

INVESCO VIF — Technology		97	139	172	258

Janus Aspen Balanced		93	127	152	216

Janus Aspen Capital Appreciation		93	127	152	216

Janus Aspen Worldwide Growth		93	128	154	219

MFS® Investors Trust		95	134	164	240

MML Blend		91	120	139	188

MML Emerging Growth		98	141	176	268

MML Equity		91	120	139	188

MML Equity Index		91	121	142	193

MML Growth Equity		96	134	164	242

MML Large Cap Value		95	133	163	238

MML Managed Bond		92	122	143	197

MML OTC 100		92	124	147	205

MML Small Cap Equity†		93	128	154	219

MML Small Cap Growth Equity		98	141	176	267

Oppenheimer Aggressive Growth		93	128	153	218

Oppenheimer Capital Appreciation		93	128	153	218

Oppenheimer Global Securities		94	128	154	220

Oppenheimer High Income		94	131	159	230

Oppenheimer International Growth		97	138	171	256

Oppenheimer Main Street® Growth & Income		94	129	156	223

Oppenheimer Money		92	123	145	201

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Oppenheimer Multiple Strategies		$94	$130	$157	$226

Oppenheimer Strategic Bond		94	131	159	230

Panorama Growth		93	127	151	214

Panorama Total Return		93	127	152	215

Scudder VIT EAFE® Equity Index*		93	127	152	215

Scudder VIT Small Cap Index**		91	121	142	193

T. Rowe Price Mid-Cap Growth		95	133	162	236

Templeton Foreign Securities††		98	141	176	267

 †Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
 *Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
**Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
††Prior to May 1, 2002, this Sub-Account was called the Templeton International Securities Sub-Account.
Table Of Fees And Expenses
This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th contract year.)

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$19	$59	$102	$220

American Century VP Value		22	67	115	248

Calvert Social Balanced		21	64	110	238

Fidelity VIP Growth		20	61	104	225

Fidelity VIP II Contrafund®		18	57	99	214

Fidelity VIP III Growth Opportunities		20	61	105	227

INVESCO VIF — Financial Services		23	70	120	258

INVESCO VIF — Health Sciences		23	70	120	257

INVESCO VIF — Technology		23	70	120	258

Janus Aspen Balanced		19	58	100	216

Janus Aspen Capital Appreciation		19	58	100	216

Janus Aspen Worldwide Growth		19	59	101	219

MFS® Investors Trust		21	65	111	240

MML Blend		16	50	86	188

MML Emerging Growth		24	73	125	268

MML Equity		16	50	86	188

MML Equity Index		17	51	89	193

MML Growth Equity		21	65	112	242

MML Large Cap Value		21	64	110	238

MML Managed Bond		17	52	90	197

MML OTC 100		18	55	94	205

MML Small Cap Equity †		19	59	101	219

MML Small Cap Growth Equity		24	73	125	267

Oppenheimer Aggressive Growth		19	58	101	218

Oppenheimer Capital Appreciation		19	58	101	218

Oppenheimer Global Securities		19	59	102	220

Oppenheimer High Income		20	62	106	230

Oppenheimer International Growth		23	70	119	256

Oppenheimer Main Street® Growth & Income		19	60	103	223

Oppenheimer Money		17	54	92	201

Oppenheimer Multiple Strategies		20	61	105	226

Oppenheimer Strategic Bond	20	62	106	230

Panorama Growth	18	57	99	214

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Panorama Total Return	$19	$58	$99	$215

Scudder VIT EAFE® Equity Index*	19	58	99	215

Scudder VIT Small Cap Index**	17	51	89	193

T. Rowe Price Mid-Cap Growth	21	64	109	236

Templeton Foreign Securities ††	24	73	125	267

 †Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
 *Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
**Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
††Prior to May 1, 2002, this Sub-Account was called the Templeton International Securities Sub-Account.
Table Of Fees And Expenses

Examples Assuming Maximum Expenses Apply

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative maximum expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. The examples assume that the current fund expense waivers are in place for all of the time periods shown. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$100	$149	$189	$293

American Century VP Value		103	156	201	319

Calvert Social Balanced		102	153	197	310

Fidelity VIP Growth		101	150	191	298

Fidelity VIP II Contrafund®		100	147	186	288

Fidelity VIP III Growth Opportunities		101	151	192	300

INVESCO VIF — Financial Services		104	159	206	329

INVESCO VIF — Health Sciences		104	159	206	328

INVESCO VIF — Technology		104	159	206	329

Janus Aspen Balanced		100	148	187	290

Janus Aspen Capital Appreciation		100	148	187	290

Janus Aspen Worldwide Growth		100	148	188	292

MFS® Investors Trust		102	154	198	312

MML Blend		97	140	175	264

MML Emerging Growth		104	161	210	337

MML Equity		97	140	175	264

MML Equity Index		98	142	177	269

MML Growth Equity		102	154	199	314

MML Large Cap Value		102	153	197	310

MML Managed Bond		98	143	178	272

MML OTC 100		99	145	182	280

MML Small Cap Equity†		100	148	188	292

MML Small Cap Growth Equity		104	161	210	336

Oppenheimer Aggressive Growth		100	148	188	291

Oppenheimer Capital Appreciation		100	148	188	291

Oppenheimer Global Securities		100	149	189	293

Oppenheimer High Income		101	151	193	302

Oppenheimer International Growth		103	158	205	327

Oppenheimer Main Street® Growth & Income		101	150	190	296

Oppenheimer Money		99	144	180	276

Oppenheimer Multiple Strategies		101	150	192	299

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Oppenheimer Strategic Bond	$101	$151	$193	$302

Panorama Growth	100	147	186	288

Panorama Total Return	100	147	186	289

Scudder VIT EAFE® Equity Index*	100	147	186	289

Scudder VIT Small Cap Index**	98	142	177	269

T. Rowe Price Mid-Cap Growth	102	153	196	308

Templeton Foreign Securities††	104	161	210	336

 †Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
 *Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
**Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
††Prior to May 1, 2002, this Sub-Account was called the Templeton International Securities Sub-Account.
Table Of Fees And Expenses
This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th contract year.)

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$26	$81	$138	$293

American Century VP Value		29	89	151	319

Calvert Social Balanced		28	86	146	310

Fidelity VIP Growth		27	82	141	298

Fidelity VIP II Contrafund®		26	79	135	288

Fidelity VIP III Growth Opportunities		27	83	141	300

INVESCO VIF — Financial Services		30	92	156	329

INVESCO VIF — Health Sciences		30	92	156	328

INVESCO VIF — Technology		30	92	156	329

Janus Aspen Balanced		26	80	136	290

Janus Aspen Capital Appreciation		26	80	136	290

Janus Aspen Worldwide Growth		26	81	138	292

MFS® Investors Trust		28	87	147	312

MML Blend		23	72	123	264

MML Emerging Growth		31	95	161	337

MML Equity		23	72	123	264

MML Equity Index		24	73	126	269

MML Growth Equity		28	87	148	314

MML Large Cap Value		28	86	146	310

MML Managed Bond		24	74	127	272

MML OTC 100		25	77	131	280

MML Small Cap Equity†		26	81	138	292

MML Small Cap Growth Equity		31	94	160	336

Oppenheimer Aggressive Growth		26	80	137	291

Oppenheimer Capital Appreciation		26	80	137	291

Oppenheimer Global Securities		26	81	138	293

Oppenheimer High Income		27	84	142	302

Oppenheimer International Growth		30	91	155	327

Oppenheimer Main Street® Growth & Income		27	82	140	296

Oppenheimer Money		25	75	129	276

Oppenheimer Multiple Strategies		27	83	141	299

Oppenheimer Strategic Bond		27	84	142	302

Panorama Growth		26	79	135	288

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Panorama Total Return	$26	$79	$136	$289

Scudder VIT EAFE® Equity Index*	26	79	136	289

Scudder VIT Small Cap Index**	24	73	126	269

T. Rowe Price Mid-Cap Growth	28	85	145	308

Templeton Foreign Securities††	31	94	160	336

 †Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
 *Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
**Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
††Prior to May 1, 2002, this Sub-Account was called the Templeton International Securities Sub-Account.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples assuming that maximum expenses apply, reflect the $60 annual contract maintenance charge as an annual charge of 0.40%. This charge is based on an anticipated average contract value of $15,000. The examples assuming that current expenses apply, do not reflect assessment of the annual contract maintenance charge.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A – Condensed Financial Information.
Table Of Fees And Expenses

The Company

C.M Life Insurance Company (“C.M. Life”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.
The Individual or Group Deferred Variable Annuity Contract
General Overview

This annuity is a contract between you, the owner and us, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. The contract is designed primarily for use in annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code. These plans are sometimes called “tax-sheltered annuities” or “TSAs”.

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is at least 5 years in the future. The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans such as TSAs. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include thirty-eight funds and one fixed account. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed account.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group variable annuity contract. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and having it forwarded to us along with an initial payment.
The Company/General Overview

The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of the certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

The Company/General Overview

Ownership of the Contract

Owner

The owner is named at time of application. The owner must be an individual. We will not issue a contract to you if you have passed your 85 th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

For owners of contracts issued under an ERISA plan, your rights in this contract may be subject to the plan documents.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. However, in order for the contract to qualify as a tax-sheltered annuity or an individual retirement annuity, you must be named as owner and annuitant.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.
Ownership of Contract

Purchasing a Contract
Purchase Payments

The minimum amount we accept for an initial purchase payment is:

•	$600 divided by the number of installments (not more than 12) which you expect to be made each year for a contract purchased with salary reduction payments or

•	$2,000 for a contract purchased through a direct asset transfer from another financial institution or one of our affiliates or through non-salary reduction payments.

Additional purchase payments can be made to this contract. However, additional purchase payments of less than $50 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75 1 /2; or

•	$500,000 if older than age 75 1 /2.

You may give your complete application to your registered representative. Purchase payments can be made:

•	by mailing a check that clearly indicates your name and contract number to our lockbox:

C.M. Life Artistry
P.O. Box 74908
Chicago, IL 60675-4908

•	by instructing your bank to wire transfer funds to:

Chase Manhattan Bank,
New York, New York
ABA #021000021
MassMutual Account 323065422
Ref: VA Income Contract #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise. Unless we are instructed otherwise, we will apply purchase payments made by your employer in accordance with your purchase payment allocation instructions in effect at the time we receive your employer’s purchase payment.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed account) at any one time in the event administrative burdens require such a limitation.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If additional purchase payments are made to your contract, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.
Purchasing a Contract

Investment Choices

The Separate Account

We established a separate account, C.M. Multi-Account A (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on August 3, 1994. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

C.M. Life established a segment of the separate account for the contracts. We currently divide this segment into 38 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed account) at any one time in the event administrative burdens require such a limitation.

The Funds

The contract offers 38 funds which are listed below. Additional funds may be added in the future.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company. American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund.  American Century VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

American Century VP Value Fund.  American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Calvert Variable Series, Inc.

Calvert Variable Series, Inc. is a management investment company consisting of separate portfolios of investments.

Calvert Asset Management Company, Inc. (“CAMCO”) is the investment adviser to Calvert Variable Series, Inc. CAMCO has retained Brown Capital Management, Inc. and SSgA Funds Management, Inc. to manage the equity portion of the Calvert Social Balanced Portfolio previously managed by NCM Capital Management Group, Inc. CAMCO will continue to manage the fixed income portion of the Calvert Social Balanced Portfolio. CAMCO is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

Calvert Social Balanced Portfolio.  The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity, and which satisfy the Portfolio’s investment and social criteria.

Deutsche Asset Management VIT Funds

Deutsche Asset Management VIT Funds was organized as a Massachusetts business trust in 1996.
Investment Choices

Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to the Scudder VIT EAFE® Equity Index Fund and the Scudder VIT Small Cap Index Fund. DAMI is located at 280 Park Avenue, New York, NY 10017.

Scudder VIT EAFE® Equity Index Fund.*   The Scudder VIT EAFE® Equity Index Fund seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (“EAFE® Index”) 1 . The Fund will invest primarily in stocks of companies that comprise the EAFE® Index, in approximately the same weightings as the EAFE® Index.

*Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund.

1 The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by DAMI.

Scudder VIT Small Cap Index Fund.*  The Scudder VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

*Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes which have been licensed for use by DAMI.

Fidelity® Variable Insurance Products Fund

Fidelity® Variable Insurance Products Fund (“VIP”) is an open-end, management investment company.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity® VIP Growth Portfolio. FMR is the management arm of Fidelity Investments®. Fidelity Investments® has its principal place of business at 82 Devonshire Street, Boston, MA 02109.

FMR Co., Inc. (“FMRC”) serves as sub-advisor for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity® VIP Growth Portfolio – Service Class.  Fidelity® VIP Growth Portfolio seeks to achieve capital appreciation. It invests primarily in common stocks of domestic and foreign companies believed to have above-average growth potential.

Fidelity® Variable Insurance Products Fund II

Fidelity® Variable Insurance Products Fund II (“VIP II”) is an open-end management investment company.

FMR is the investment adviser to Fidelity® VIP II Contrafund® Portfolio. FMRC serves as sub-advisor for the Fund.

Fidelity® VIP II Contrafund® Portfolio – Initial Class.  Fidelity® VIP II Contrafund® Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

Fidelity® Variable Insurance Products Fund III

Fidelity® Variable Insurance Products Fund III (“VIP III”) is an open-end, management investment company.

FMR is the investment adviser to Fidelity® VIP III Growth Opportunities Portfolio. FMRC serves as sub-advisor for the Fund.

Fidelity® VIP III Growth Opportunities Portfolio – Service Class.  Fidelity® VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks of domestic and foreign companies.

Franklin Templeton Variable Insurance Products Trust

The Franklin Templeton Variable Insurance Products Trust is an open-end, management investment company.

Templeton Investment Counsel, LLC (“TIC”) is the investment adviser to the Templeton Foreign Securities Fund. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, FL 33394.

Templeton Foreign Securities Fund – Class 2 Shares.*  The Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including those in emerging markets.

*Prior to May 1, 2002, this Fund was called the Templeton International Securities Fund.

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds (“INVESCO VIF”) is an open-end, diversified, no-load, management investment company. INVESCO Funds Group, Inc. (“INVESCO”) is the investment adviser to INVESCO VIF. INVESCO is located at 4350 South Monaco Street, Denver, CO 80237.

INVESCO VIF—Financial Services Fund.  The INVESCO VIF—Financial Services Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF—Health Sciences Fund.  The INVESCO VIF-Health Sciences Fund seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF—Technology Fund.  The INVESCO VIF—Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company. Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Balanced Portfolio—Institutional Shares.  The Janus Aspen Balanced Portfolio seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Capital Appreciation Portfolio—Institutional Shares.  The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio—Institutional Shares.  The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

MFS® Variable Insurance Trust  SM

The MFS® Variable Insurance Trust SM (“MFS Trust”) is an open-end, management investment company.

Massachusetts Financial Services Company (“MFS”) is the investment adviser to the MFS Trust. MFS is a Delaware corporation and is located at 500 Boylston Street, Boston, MA 02116.

MFS® Investors Trust Series.  The MFS® Investors Trust Series seeks long-term growth of capital with a secondary objective to seek reasonable current income.

MML Series Investment Fund

The MML Series Investment Fund (“MML Trust”) is a no-load, open-end, investment company. MassMutual serves as investment advisor to the MML Trust.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Managed Bond Fund, and the MML Small Cap Equity Fund.

MassMutual has entered into sub-advisory agreements with Babson and Alliance Capital Management L.P. (“Alliance”), whereby Babson and Alliance each manage a portion of the MML Equity Fund.
Investment Choices

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP (“Wellington Management”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby Wellington Management and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

MassMutual has entered into a sub-advisory agreement with RS Investment Management L.P., whereby RS Investment Management, L.P. manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers L.P. (“Davis”) whereby Davis manages the investments of the MML Large Cap Value Fund.

MML Blend Fund.  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

MML Emerging Growth Fund. The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund.  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund – Class I Shares.  The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index® 1 .

1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Growth Equity Fund.  The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund. The MML Large Cap Value Fund seeks both capital growth and income by investing in high quality, large- capitalization companies in the S&P 500 Index®.

MML Managed Bond Fund. The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML OTC 100 Fund. The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index® 1 .

1 NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

MML Small Cap Equity Fund*.  The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

*Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

MML Small Cap Growth Equity Fund.  The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end investment company.
Investment Choices

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, NY 10018.

Oppenheimer Aggressive Growth Fund/VA.  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Capital Appreciation Fund/VA.  The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA.  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA.  The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA.  The Oppenheimer Main Street® Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA. The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer Strategic Bond Fund/VA.  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA.  The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Growth Portfolio.  The Panorama Growth Portfolio primarily seeks long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company. T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 and is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio.  The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.
Investment Choices

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver copies of the current fund prospectuses to you. You may also contact the Annuity Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

The Fixed Account

In most states, we offer one fixed account, as an investment option. The fixed account is an investment option within our general account.

Amounts that you allocate to the fixed account become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

You may allocate purchase payments to the fixed account. You can also make transfers of your contract value into the fixed account. You do not participate in the investment performance of the assets in the fixed account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.
Investment Choices

Contract Value
Your contract value is the sum of your value in the separate account and the fixed account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Equity Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Equity Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Equity Fund.

Transfers

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or the fixed account. You can make a transfer to or from the fixed account and to or from any fund.

Currently, you can transfer contract value during the accumulation phase without charge. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the contract. We also reserve the right to limit the number of transfers that you can make as provided by the contract.

The following rules apply to any transfer during the accumulation phase:

(1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of $500. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to request that $500 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)
During any contract year, we limit transfers out of the fixed account to 30% of your contract value in the fixed account as of the end of the previous contract year. For purposes of this restriction, your contract value in the fixed account does not include the amount of any outstanding loan. You may not transfer contract value out of the loaned portion of the fixed account. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of the fixed account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4)
We consider the fixed account and the Oppenheimer Money Fund/VA to be “competing accounts.” In the first contract year, we allow one transfer from the Oppenheimer Money Fund/VA to the fixed account. Otherwise, we do not allow transfers between competing accounts. We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the contract.

You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $500 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $500 unless you have transferred the entire value.

Limits on Frequent Transfers

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this contract.

If we, or the investment adviser to any of the funds available with this contract, determine that your transfer patterns among the funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a contract owner or an agent who is acting on behalf of one or more contract owners; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the contract value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.
Contract Value

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have at least $600 in the fund you have selected to transfer contract value from in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $100.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date we receive your fully completed election form or your request over the telephone at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, or the Interest Sweep Option.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon your death;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed account cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in a Dollar Cost Averaging Program or the Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice or notice over the telephone. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.
Contract Value

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the MML Managed Bond Fund and 60% to be in the Panorama Growth Portfolio. Over the next 2  1 /2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your contract value in the non-loaned portion of the fixed account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is only available during the accumulation phase.

To participate in this program, you must have at least $5,000 in contract value in the non-loaned portion of the fixed account at the time of transfer. You may request that earnings be transferred from the non-loaned portion of the fixed account on a monthly, quarterly, semi-annual or annual basis. While the program is in effect, you can adjust your allocations as necessary. You cannot participate in the Interest Sweep Option if you are participating in a Dollar Cost Averaging Program or the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw or transfer your entire contract value from the non-loaned portion of the fixed account;

•	upon your death;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value.

We will take any partial withdrawal proportionally from your contract value in the funds and the non-loaned portion of the fixed account. You must withdraw at least $100 or the entire value in a fund or the non-loaned portion of the fixed account, if less. We require that after you make a partial withdrawal you keep at least $600 in your contract. We have reserved the right to treat a request for a partial withdrawal that would result in contract value of less than $600 as a request for a total withdrawal of contract value. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less the amount attributable to any outstanding loan, if any; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;
Contract Value

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•
The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be an IRA contract.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Your contract value must be at least $10,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive your fully completed written request or your request over the telephone at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business day for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your Systematic Withdrawal Program ends:

•	if you withdraw your total contract value;

•	upon your death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or the fixed account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your contract is issued under an ERISA plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Right to Take Loans

In some states, if your contract is a tax-sheltered annuity, you may be able to take a loan under your contract. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan you can take, and there is a required loan repayment schedule. If you default and do not correct the default within the applicable grace period, the entire outstanding loan balance will be considered a taxable distribution, and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code.

If you own a contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

As long as your loan is outstanding, a portion of your contract value equal to the loan amount is held in the loaned portion of the fixed account. We will deduct your requested loan amount from your investment choice(s) in proportion to the non-loaned value of each on the date of your loan request. Upon repayment of the loan, we will transfer value equal to the repayment from the loaned portion of the fixed account to your investment choice(s) based upon your current purchase payment allocation.

Amounts held in the fixed account equal to the amount of any outstanding loan are not available for withdrawal or transfer. If you do not repay the loan, we will deduct the loan amount from your withdrawal or death benefit.

You may not begin receiving annuity payments if you have an outstanding loan balance.

The maximum number of loans we permit you to take at any one time is three. However, you may not take more than two loans in any calendar year.

Currently, we do not deduct a charge from your contract if you take a loan under your contract. However, we reserve the right to deduct a charge not to exceed $35 from your contract value as a loan origination fee should it become necessary for us to seek reimbursement for expenses related to the administration of contract loans.
Contract Value

Expenses
There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.03% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We may increase the mortality and expense risk charge, but it will not exceed 1.25%.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

Currently, we do not deduct an annual contract maintenance charge from your contract. However, we reserve the right to deduct an amount not to exceed $60 from your contract at the end of each contract year as an annual maintenance contract charge should it become necessary for us to seek reimbursement for expenses relating to the issuance and maintenance of the contract.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We use this charge to cover certain expenses relating to the sale of the contract.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.
Expenses

The amount of the charge depends on the length of time between when we issued your contract and when you make a withdrawal. The contingent deferred sales charge is assessed as follows:

Contract Year of Withdrawal	Charge

1st Year	8%

2nd Year	8%

3rd Year	7%

4th Year	6%

5th Year	5%

6th Year	4%

7th Year	3%

8th Year	2%

9th Year	1%

10th Year and thereafter	0%

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Payment of the death benefit or upon the amount applied to an annuity payment option;

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount;

•
If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including individual retirement annuities. We look to the Internal Revenue Code for the definition and description of excess contributions;

•	If you are 59 1 /2 or older, and you apply your entire contract value:

•	under a fixed lifetime payment option;

•	under a fixed annuity, fixed term payment option with payments for 10 years or more;

•	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

•	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply your entire contract value:

•	under a variable lifetime payment option; or

•	under a variable fixed time payment option, with payments for 10 years or more.

•
When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

In your first contract year, you may withdraw up to 10% of your contract value as of the beginning of the contract year reduced by any free withdrawal amount previously taken during the contract year. Beginning in your second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year reduced by any free withdrawal amount previously taken during the contract year. You may take the 10% in multiple withdrawals each year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

Currently, you can make an unlimited number of transfers every calendar year during the accumulation phase without charge. During the income phase, we allow 6 transfers and they currently are not subject to a transfer fee. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the contract.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.

Expenses
The Income Phase
If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date cannot be earlier than 5 years after you buy the contract.

You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Option B with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

(1)	the annuitant’s 90th birthday; or

(2)	the latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the Internal Revenue Service, no later than the required beginning date. If your contract is an individual retirement annuity that date should be no later than April 1st of the year following the year you reach age 70 1 /2. For qualified plans, that date is no later than April 1st of the year following your retirement or April 1st of the year after you reach age 70 1 /2, whichever is later.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount may depend upon the following 4 things:

•	the value of your contract on the annuity date;

•	the deduction of premium taxes, if applicable,

•	the annuity option you select, and

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount may depend on the following 5 things:

•	the value of your contract on the annuity date;

•	the deduction of premium taxes, if applicable,

•	the annuity option you select,

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any), and

•	an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change.

However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain.  We will make fixed and/or variable periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. If you would like to receive all or part of the present value of the variable periodic payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

Annuity Option F – Special Income Settlement Agreement.  We will pay you on a fixed and/or variable basis in accordance with terms agreed upon in writing by both you and us. If we agree to pay you a variable annuity payment for a specified period of time under this annuity option and you would like to receive all or part of the present value of the periodic payments at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

If your contract is issued under an ERISA plan, the annuity options available to you may be restricted. If you are married when your contract enters the income phase, you will generally receive a variable annuity payment under Annuity Option D, unless you receive the consent of your spouse to elect another annuity option. If you are not married when your contract enters the income phase, you will receive a variable annuity payment under Annuity Option B with payments guaranteed for 10 years, unless you elect another annuity option.
The Income Phase

Death Benefit
Death Of Contract Owner During The Accumulation Phase

If you die during the accumulation phase, we will pay a death benefit to your primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your contract is a tax-sheltered annuity or an individual retirement annuity and the primary beneficiary is your spouse, he/she has the right to roll the contract value to an individual retirement annuity.

Death Benefit Amount During The Accumulation Phase

Before the date you reach age 80, the death benefit during the accumulation phase will be the greater of:

(1)	your purchase payments, less any withdrawals, the amount attributable to any outstanding loan, and any applicable charges; or

(2)	your contract value, less the amount attributable to any outstanding loan, as of the business day we receive proof of death and election of the payment method.

After you reach age 80, the death benefit during the accumulation phase is your contract value, less the amount attributable to any outstanding loan, as of the business day we receive proof of death at our Annuity Service Center and election by the beneficiary to receive the death benefit payment under one of the death benefit options provided by the contract.

Death Benefit Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Contract Owner During The Income Phase

If you die during the income phase,we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.
Death Benefit

Taxes
NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that several states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement plans. Accordingly, participants of qualified retirement plans are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified Contracts

If you purchase the contract under a qualified plan, your contract is referred to as a qualified contract. Examples of qualified plans are: tax-sheltered annuities , deductible and non-deductible individual retirement annuities, and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be applicable for certain distributions from a tax-sheltered annuity or other qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 403(b) (tax-sheltered annuities – TSAs), 401 (Pension and Profit-Sharing Plans), and 408 (individual retirement annuities – IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1 /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•
after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from individual retirement annuities, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from individual retirement annuities);

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from individual retirement annuities);

•
distributions from an individual retirement annuity for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

•	distributions from an individual retirement annuity to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an individual retirement annuity which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an individual retirement annuity or a 5% owner. Special rules may apply to amounts accumulated in a tax-sheltered annuity prior to December 31, 1986. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Direct Transfers – Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant’s interest in a tax-sheltered annuity or custodial account to this contract. The funds transferred must be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Withdrawal Restrictions – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain tax-sheltered annuities. Withdrawals of salary reduction amounts and their earnings can be made when an owner:

(1)	reaches age 59 1 /2 ;

(2)	has severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.
Taxes

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

Withdrawal Restrictions –Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1 /2.

Rollovers – Tax-Sheltered Annuity to Individual Retirement Annuity

If it meets the requirements of an eligible rollover distribution, a distribution from a tax-sheltered annuity to a surviving spouse may be rolled over to an individual retirement annuity. Commencing on January 1, 2002, such amounts may also be rolled over into a tax-sheltered annuity, a tax-qualified plan or a governmental 457(b) deferred compensation plan in which the spouse participates, if permitted by the plan. Furthermore, a distribution from a tax-sheltered annuity to a former spouse who is an alternate payee under a qualified domestic relations order may be rolled over to an individual retirement annuity or other eligible retirement plan, if the distribution meets the requirements of an eligible rollover distribution.

If you are eligible for a distribution from your tax-sheltered annuity, you may roll the amount distributed into an individual retirement annuity or another tax-sheltered annuity that accepts rollover contributions. Commencing on January 1, 2002, you may also roll the pre-tax amount distributed into a tax-qualified plan or a governmental 457(b) deferred compensation plan, if permitted by the plan.

Spousal Consent

If you are married and your contract is issued under an ERISA plan, vested, accrued benefits payable to you at the time of your annuity date must be payable in the form of a qualified joint and survivor annuity. If you die prior to your annuity date, vested, accrued benefits must be payable to your surviving spouse in the form of a qualified pre-retirement survivor annuity. The payment of benefits in any other manner generally requires spousal consent.

However, spousal consent is not required in the following situations:

•	if you have no spouse,

•	if it has been established that your spouse cannot be located,

•	if you and your spouse are legally separated,

•	if you have a court order demonstrating that you have been abandoned.
Taxes

Other Information
Terminal Illness Benefit

In most states, you may elect a Terminal Illness Benefit. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. Prior to the date you reach age 80, the Terminal Illness Benefit is the greater of:

(1)	your purchase payments, less any withdrawals, the amount attributable to any outstanding loan, and any applicable charges; or

(2)	your contract value, less the amount attributable to any outstanding loan.

After you reach age 80, the Terminal Illness Benefit will be your contract value, less any outstanding loan amount.

We will not apply a contingent deferred sales charge with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

Other Information
Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. The purpose of the underwriter is to distribute the contracts. MML Distributors is a wholly-owned subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 5.5% of purchase payments. As an alternative, we may pay a commission of 0.75% of contract values each contract year. We also may pay a commission that is a combination of purchase payments and contract value. These alternatives could exceed 5.5%.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MML Investors Services, Inc. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the contract.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed and returned to us one of the following: an application, a delivery receipt, or what we consider to be their equivalent. Please contact your registered representative for more information.

Assignment

If your contract is issued as an individual retirement annuity, you cannot assign the contract. If your contract is issued pursuant to a qualified plan other than an individual retirement annuity, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.
Other Information

Reservation of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the fixed account or payment of loan proceeds from the fixed account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our company financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1. Company
2. Custodian
3. Assignment of Contract
4. Distribution
5. Purchase of Securities Being Offered
6. Accumulation Units and Unit Value
7. Transfers During the Income Phase
8. Payment of Death Benefit
9. Annuity Payments
10. Performance Measures
11. Federal Tax Matters
12. Experts
13. Financial Statements
Other Information
(THIS PAGE INTENTIONALLY LEFT BLANK)

To:	MassMutual Financial Group
Annuity Service Center HUB
P.O. Box 9067
Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual Artistry.

Name

Address

City	State	Zip

Telephone

Appendix A

Condensed Financial Information

          The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2001	Value at Inception Date

Oppenheimer Money	10.45	10.37	(a)

Panorama Total Return	8.51	8.89	(a)

Panorama Growth	7.63	8.03	(a)

Oppenheimer International Growth	6.35	7.53	(a)

Fidelity VIP II Contrafund®	8.01	8.27	(a)

American Century VP Income & Growth	8.08	8.53	(a)

T. Rowe Price Mid-Cap Growth	9.48	9.56	(a)

MML Small Cap Equity(b)	10.40	10.51	(a)

MML Equity	8.66	9.38	(a)

MML Blend	9.04	9.22	(a)

MML Equity Index	7.61	8.13	(a)

MML Managed Bond	11.12	10.74	(a)

MML Small Cap Growth Equity	7.27	8.03	(a)

MML Growth Equity	6.33	7.07	(a)

Oppenheimer High Income	9.65	9.71	(a)

Oppenheimer Aggressive Growth	4.57	4.88	(a)

Oppenheimer Capital Appreciation	7.57	8.28	(a)

Oppenheimer Global Securities	8.13	8.52	(a)

Oppenheimer Strategic Bond	10.30	10.00	(a)

Oppenheimer Main Street® Growth & Income	7.67	8.08	(a)

American Century VP Value	12.86	12.29	(a)

Fidelity VIP Growth	6.71	7.41	(a)

Fidelity VIP III Growth Opportunities	7.12	7.64	(a)

MFS® Investors Trust	7.93	8.52	(a)

Janus Aspen Worldwide Growth	6.30	7.07	(a)

Janus Aspen Capital Appreciation	6.37	7.08	(a)

Templeton Foreign Securities(e)	7.97	8.72	(a)

Scudder VIT Small Cap Index(d)	9.44	9.89	(a)

Calvert Social Balanced	8.44	8.84	(a)

Scudder VIT EAFE® Equity Index(c)	6.80	7.60	(a)

INVESCO VIF - Financial Services	9.72	10.39	(a)

INVESCO VIF - Health Sciences	9.41	9.52	(a)

INVESCO VIF - Technology	3.38	4.26	(a)

Janus Aspen Balanced	8.97	9.14	(a)

MML Emerging Growth	6.05	6.76	(a)

MML Large Cap Value	8.56	9.03	(a)

MML OTC 100	4.03	4.72	(a)

Oppenheimer Multiple Strategies	9.75	10.11	(a)

(a)	Commencement of public offering was June 29, 2001.
(b)	Prior to May 1, 2002, this Sub-Account was called the MML Small Cap Value Equity Sub-Account.
(c)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
(d)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
(e)	Prior to May 1, 2002, this Sub-Account was called the Templeton International Securities Sub-Account.
Appendix A
Accumulation Units Outstanding

Sub-Account	Dec. 31, 2001

Oppenheimer Money(a)	457,331

Panorama Total Return(a)	6,082

Panorama Growth(a)	47,983

Oppenheimer International Growth(a)	104,858

Fidelity VIP II Contrafund®(a)	205,298

American Century VP Income & Growth(a)	384,039

T. Rowe Price Mid-Cap Growth(a)	248,527

MML Small Cap Equity(a),(b)	108,355

MML Equity(a)	1,372,688

MML Blend(a)	1,158,677

MML Equity Index(a)	181,252

MML Managed Bond(a)	565,451

MML Small Cap Growth Equity(a)	53,930

MML Growth Equity(a)	64,086

Oppenheimer High Income(a)	165,444

Oppenheimer Aggressive Growth(a)	1,335,958

Oppenheimer Capital Appreciation(a)	719,398

Oppenheimer Global Securities(a)	1,129,848

Oppenheimer Strategic Bond(a)	230,970

Oppenheimer Main Street® Growth & Income(a)	270,596

American Century VP Value(a)	352,679

Fidelity VIP Growth(a)	214,069

Fidelity VIP III Growth Opportunities(a)	39,517

MFS® Investors Trust(a)	30,224

Janus Aspen Worldwide Growth(a)	147,493

Janus Aspen Capital Appreciation(a)	145,420

Templeton Foreign Securities(a),(e)	60,189

Scudder VIT Small Cap Index(a),(d)	40,452

Calvert Social Balanced(a)	21,119

Scudder VIT EAFE® Equity Index(a),(c)	21,692

INVESCO VIF - Financial Services(a)	20,874

INVESCO VIF - Health Sciences(a)	85,074

INVESCO VIF - Technology(a)	77,174

Janus Aspen Balanced(a)	239,049

MML Emerging Growth(a)	11,391

MML Large Cap Value(a)	198,648

MML OTC 100(a)	25,866

Oppenheimer Multiple Strategies(a)	277,447

(a)	Commencement of public offering was June 29, 2001.
(b)	Prior to May 1, 2002, this Sub-Account was called the MML Small Cap Value Equity Sub-Account.
(c)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
(d)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
(e)	Prior to May 1, 2002, this Sub-Account was called the Templeton International Securities Sub-Account.
Appendix A

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL OR GROUP DEFERRED VARIABLE ANNUITY

C.M. LIFE INSURANCE COMPANY
(Depositor)

C.M. MULTI-ACCOUNT A
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2002

          This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2002, for the individual or group variable deferred annuity contracts with flexible purchase payments which are referred to herein.

          For a copy of the prospectus call 1-800-366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

COMPANY

          C.M. Life Insurance Company (“C.M. Life”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

          MassMutual is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

CUSTODIAN

          The shares of the underlying funds purchased by the sub-accounts are held by the Company as custodian of C.M. Multi-Account A (“the separate account”).

ASSIGNMENT OF CONTRACT

          The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Home Office. The Company assumes no responsibility for the validity of any assignment.

          For qualified contracts, the following provisions should be noted:

          (1) No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at its annuity service center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

          (2) If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, to the extent that he is entitled, the greater of: (a) the total of all purchase payments, less the net amount of all partial redemptions, and less the amount of any outstanding loan, and (b) the accumulated value of the contract less the amount of any outstanding loan. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

          (3) Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

          (4) Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

          Assignments may be subject to federal income tax.

DISTRIBUTION

          MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract, MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company.

          Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the separate account. Commissions will be paid through MML Distributors to agents and selling brokers for selling the Contracts. During 2001 commission payments amounted to $89,110.

          MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

          The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

          The Company sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in prospectus. See the Contingent Deferred Sales Charge section of the prospectus for a discussion of instances when the Company will waive contingent deferred sales charges.

ACCUMULATION UNITS AND UNIT VALUE

          During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

          The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

          The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

          A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

          B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

           C is the cumulative charge for the mortality and expense risk charge and for the administrative charge.

          The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

          Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

          The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

          See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

          The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

          1.  a certified death certificate;

          2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

          3.  any other proof satisfactory to the Company.

          All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

          The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

          1.  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

          2.  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

          3.  to the estate of the contract owner.

          You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

          See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

          A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

          1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2. For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3. The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

          The number of annuity units is determined as follows:

          1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

          2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

          The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

          1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

          2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

          The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

PERFORMANCE MEASURES

          The Company may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

          The Company will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual contract maintenance charge and all other fund, separate account and contract level charges, except premium taxes, if any.

           If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

          The following table shows the standardized average annual total return for the sub-accounts for the period ended December 31, 2001.

Standardized Total Returns through 12/31/01

Sub-Account	Since Inception within Contract [1]
American Century VP Income & Growth	(12.07)%
American Century VP Value	(2.96)
Calvert Social Balanced	(11.37)
Fidelity® VIP Growth	(15.91)
Fidelity® VIP II Contrafund®	(10.10)
Fidelity® VIP III Growth Opportunities	(13.43)
INVESCO VIF – Financial Services	(13.18)
INVESCO VIF – Health Sciences	(8.19)
INVESCO VIF – Technology	(26.18)
Janus Aspen Balanced	(8.93)
Janus Aspen Capital Appreciation	(16.38)
Janus Aspen Worldwide Growth	(17.20)
MFS® Investors Trust	(13.50)
MML Blend	(8.99)
MML Emerging Growth	(16.84)
MML Equity	(14.27)
MML Equity Index	(13.03)
MML Growth Equity	(16.83)
MML Large Cap Value	(11.91)
MML Managed Bond	(3.95)
MML OTC 100	(20.67)
MML Small Cap Equity [2]	(8.15)
MML Small Cap Growth Equity	(15.84)
Oppenheimer Aggressive Growth	(13.10)
Oppenheimer Capital Appreciation	(15.15)
Oppenheimer Global Securities	(11.40)
Oppenheimer High Income	(7.75)
Oppenheimer International Growth	(21.54)
Oppenheimer Main Street® Growth & Income	(11.84)
Oppenheimer Money	(6.49)
Oppenheimer Multiple Strategies	(10.46)
Oppenheimer Strategic Bond	(4.47)
Panorama Growth	(11.79)
Panorama Total Return	(11.16)
Scudder VIT EAFE® Equity Index [3]	(16.96)
Scudder VIT Small Cap Index [4]	(11.39)
T. Rowe Price Mid-Cap Growth	(7.95)
Templeton Foreign Securities [5]	(15.13)

( )	Equals a negative return
Inception date of the contract was 6/29/01.

These are SEC required returns since inception of the funds within the contract. The numbers assume a single $1,000 payment made at the beginning of the period and full redemption at the end. They assume that the contract is redeemed and reflect all fund and contract level charges, except premium taxes, if any.

“Since Inception” return is not annualized if less than one year since inception date shown.

1	Inception within contract: 6/29/01. Returns shown are for the period 6/29/01 to 12/31/01.
2	Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
3	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
4	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
5	Prior to May 1, 2002, this Sub-Account was called Templeton International Securities Sub-Account.

Non-Standard Total Returns

          The Company will also show total returns based on historical performance of the sub-accounts and underlying funds. The Company may assume the contract was in existence prior to its inception date, which it was not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

          Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

          Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

          The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contract was in existence prior to its inception date, June 29, 2001, (which they were not). Beginning on the contract inception date, actual accumulation unit values are used for the calculations.

Average Annual Total Returns

Fund* (Inception)	Since Inception of Fund	10 Year 12/31/91 - 12/31/01	5 Year 12/31/96 - 12/31/01	3 Year 12/31/98 - 12/31/01	1 Year 12/31/00 – 12/31/01	Year to Date (Cumulative) 12/31/01
American Century VP Income & Growth (10/30/97)	5.67%	—	—	(2.28)%	(9.43)%	(9.43)%
American Century VP Value (5/1/96)	11.29	—	10.49%	8.45	11.49	11.49
Calvert Social Balanced (9/2/86)	8.03	7.53%	7.60	(0.84)	(8.04)	(8.04)
Fidelity® VIP Growth (10/9/86) [3]	12.40	12.02	10.26	(1.03)	(18.70)	(18.70)
Fidelity® VIP II Contrafund® – Initial Class (1/3/95)	14.39	—	9.14	(0.58)	(13.28)	(13.28)
Fidelity® VIP III Growth Opportunities (1/3/95) [3]	8.09	—	2.40	(10.68)	(15.45)	(15.45)
INVESCO VIP – Financial Services (9/21/99) [7]	8.93	—	—	—	(10.95)	(10.95)
INVESCO VIF – Health Sciences (5/22/97) [7]	13.41	—	—	4.92	(13.62)	(13.62)
INVESCO VIF – Technology (5/21/97) [7]	8.67	—	—	1.21	(46.47)	(46.47)
Janus Aspen Balanced – Institutional Shares (9/13/91)	12.96	—	12.79	4.46	(5.79)	(5.79)
Janus Aspen Capital Appreciation – Institutional Shares (5/1/97)	16.33	—	—	1.08	(22.60)	(22.60)
Janus Aspen Worldwide Growth – Institutional Shares (9/13/93) [1]	14.38	—	9.81	1.26	(23.35)	(23.35)
MFS® Investors Trust (10/9/95)	9.42	—	6.03	(4.75)	(16.95)	(16.95)
MML Blend (2/3/84)	7.82	6.99	3.81	(3.50)	(6.86)	(6.86)
MML Emerging Growth (5/1/00) [8]	(26.24)	—	—	—	(17.40)	(17.40)
MML Equity (9/15/71) [4]	8.70	8.35	3.53	(6.62)	(15.72)	(15.72)
MML Equity Index – Class I Shares (5/1/97)	7.67	—	—	(2.70)	(13.36)	(13.36)
MML Growth Equity (5/3/99)	(4.64)	—	—	—	(26.10)	(26.10)
MML Large Cap Value (5/1/00)	(8.40)	—	—	—	(12.21)	(12.21)
MML Managed Bond (12/16/81)	8.24	5.86	5.70	4.36	6.62	6.62
MML OTC 100 (5/1/00)	(42.19)	—	—	—	(33.88)	(33.88)
MML Small Cap Equity (6/1/98) [8,10]	(0.85)	—	—	3.90	2.14	2.14
MML Small Cap Growth Equity (5/3/99) [8]	6.27	—	—	—	(13.75)	(13.75)
Oppenheimer Aggressive Growth/VA (8/15/86)	11.46	10.45	5.79	2.63	(32.08)	(32.08)
Oppenheimer Capital Appreciation/VA (4/3/85)	13.07	13.85	12.84	6.05	(13.61)	(13.61)
Oppenheimer Global Securities/VA (11/12/90) [1]	11.45	12.57	14.05	12.24	(13.08)	(13.08)
Oppenheimer High Income/VA (4/30/86) [9]	8.67	7.44	1.67	(0.40)	0.77	0.77
Oppenheimer International Growth/VA (5/13/92) [1]	6.00	—	4.64	(0.17)	(25.21)	(25.21)
Oppenheimer Main Street® Growth & Income/VA (7/5/95)	12.32	—	5.46	(1.26)	(11.22)	(11.22)
Oppenheimer Money/VA (4/3/85) [5,6]	4.42	3.55	3.88	3.76	2.63	2.63
Oppenheimer Multiple Strategies/VA (2/9/87)	9.28	8.90	7.47	5.49	1.01	1.01
Oppenheimer Strategic Bond/VA (5/3/93) [9]	4.37	—	3.13	2.22	3.61	3.61
Panorama Growth (1/21/82)	11.88	7.36	(0.60)	(10.15)	(11.66)	(11.66)
Panorama Total Return (10/31/82)	9.62	6.08	2.10	(4.82)	(8.04)	(8.04)
Scudder VIT EAFE® Equity Index (8/22/97) [1,11]	(3.29)	—	—	(8.23)	(25.58)	(25.58)
Scudder VIT Small Cap Index (8/25/97) [8,12]	3.22	—	—	4.41	0.86	0.86
T. Rowe Price Mid-Cap Growth (12/31/96)	12.47	—	12.48	8.32	(2.09)	(2.09)
Templeton Foreign Securities – Class 2 Shares (5/1/92) [1,2]	6.09	—	3.40	(0.83)	(16.99)	(16.99)

*	The returns for all funds assume they had been part of the contract for the periods shown and reflect applicable charges. Inception date of the contract was June 29, 2001.
1	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
2
Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Foreign Securities Fund. In addition, for periods beginning on 5/1/97, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance. Prior to May 1, 2002, this Fund was named Templeton International Securities Fund.

3
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower if the Service Class fee structure were in place and reflected in the performance.

4	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1987 and later years.
5
An investment in the money market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

6	Although the Oppenheimer Money Fund/VA commenced operations 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.
7	Sector funds may experience greater short-term price volatility than more-diversified funds, and are most suitable for the aggressive portion of an investment portfolio.
8
Investments in companies with small market capitalization (“small caps”) may be subject to special risks given their characteristic narrow markets, limited financial resources, and less liquid stocks, all which may cause price volatility.

9	Investments in high yielding debt securities are generally subject to greater market fluctuations, risk of loss of income and principal than are investments in lower yielding debt securities.
10	Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.
11	Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund.
12	Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund.

          Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

          The Company may also show yield and effective yield for the Oppenheimer Money Sub-Account over a seven-day period, which the Company then “annualizes”. This means that when the Company calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. The Company shows this as a percentage of the investment. The Company calculates the “effective yield” similarly but when it annualizes the amount, the Company assumes the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

          These figures reflect a deduction for all fund, separate account and contract level charges assuming the contract remains in force. The figures do not reflect the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.

           The 7-day yield and effective yield for the Oppenheimer Money Sub-Account for the period ended December 31, 2001 are as follows:

Assuming the current Annual Maintenance Charge of $0

7-Day Yield	0.24%
7-Day Effective Yield	0.24%

FEDERAL TAX MATTERS

General

          Note: The following description is based upon the Company’s understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

          Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For qualified contracts, there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

          For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

          The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

          Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fiftyfive percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

          On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.8175), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

          The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

          The Company intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

          The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

          The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

          In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

          Due to the uncertainty in this area, the Company reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Contracts Owned by Other than Natural Persons

          Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a nonnatural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a nonnatural person.

Tax Treatment of Assignments

          An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

          All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from nonperiodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

           Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of aftertax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Qualified Plans

          The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

          Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts”)

          On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain nonqualified deferred compensation plans.

          a. Tax-Sheltered Annuities

          Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For 2001 contributions, these limits are described in Code Sections 403(b)(2), 415(c) and 402(g). For contributions made for 2002 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2001 is $10,500 and the Section 402(g) limit for 2002 is $11,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

           The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1 /2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Rule 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

          Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

          b. Individual Retirement Annuities

          Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals— Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

          In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408 (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy made on a qualified retirement plan or IRA; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been reemployed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

          With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of the owner or annuitant (as applicable) attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

          Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the participant attains age 70 1 /2 or (b) the calendar year in which the participant retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

EXPERTS

          The financial statements included in this Statement of Additional Information for the MassMutual Artistry Segment of C.M. Multi-Account A and the audited statutory statements of financial position of C.M. Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2001, 2000 and 1999 included in this statement of additional information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (which report on C.M. Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001), which practices differ from accounting principles generally accepted in the United States of America and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Independent Auditors’ Report

The Board of Directors and Contract Owners of
C. M. Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the sub-accounts of C.M. Multi – Account A  – MassMutual Artistry Segment (“the Account”), as of December 31, 2001, the related statement of Operations and the statement of Changes in Net Assets for the period from June 29, 2001 (Commencement of Operations) through December 31, 2001. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations and its changes in net assets for the period from June 29, 2001 (Commencement of Operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002

C.M. Multi-Account A - MassMutual Artistry Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

ASSETS

Investments
Number of shares	553,460	509,094	706,996	97,305	116,172	53,393	36,853	193,730	11,197

Identified cost (Note 3B)	$ 12,556,269	$ 6,367,602	$ 10,248,903	$ 1,328,601	$ 1,022,510	$ 384,458	$ 336,843	$ 1,594,321	$ 63,373

Value (Note 3A)...	$ 11,779,523	$ 6,245,589	$ 10,436,743	$ 1,375,890	$ 1,123,038	$ 405,128	$ 390,510	$ 1,691,910	$ 68,808

Dividends receivable	-	-	-	-	-	-	-	-	-

Receivable from C.M. Life Insurance Company	110,758	41,725	40,045	3,626	3,615	661	1,811	9,103	146

Total assets	11,890,281	6,287,314	10,476,788	1,379,516	1,126,653	405,789	392,321	1,701,013	68,954

LIABILITIES

Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	-	-

Total Liabilities	-	-	-	-	-	-	-	-	-

NET ASSETS	$ 11,890,281	$ 6,287,314	$ 10,476,788	$ 1,379,516	$ 1,126,653	$ 405,789	$ 392,321	$ 1,701,013	$ 68,954

Net Assets:

Accumulation units - value	$ 11,890,281	$ 6,287,314	$ 10,476,788	$ 1,379,516	$ 1,126,653	$ 405,789	$ 392,321	$ 1,701,013	$ 68,954

Annuity reserves	-	-	-	-	-	-	-	-	-

Net assets	$ 11,890,281	$ 6,287,314	$ 10,476,788	$ 1,379,516	$ 1,126,653	$ 405,789	$ 392,321	$ 1,701,013	$ 68,954

Accumulation units (Notes 7 and 8)

Contract owners	1,372,688	565,451	1,158,677	181,252	108,355	64,086	53,930	198,648	11,391

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 8.66	$ 11.12	$ 9.04	$ 7.61	$ 10.40	$ 6.33	$ 7.27	$ 8.56	$ 6.05

See Notes to Financial Statements.

C.M. Multi-Account A - MassMutual Artistry Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account

ASSETS

Investments
Number of shares	25,633	4,791,114	185,572	149,469	148,085	174,225	399,874	512,722	108,340

Identified cost (Note 3B)	$ 94,350	$ 4,791,114	$ 1,553,430	$ 5,769,350	$ 5,083,022	$ 2,571,116	$ 8,486,574	$ 2,322,605	$ 1,981,279

Value (Note 3A)	$ 104,070	$ 4,791,114	$ 1,584,788	$ 6,086,383	$ 5,416,957	$ 2,683,066	$ 9,133,133	$ 2,368,778	$ 2,057,369

Dividends receivable	-	1,701	-	-	-	-	-	-	-

Receivable from C.M. Life Insurance Company	39	-	11,631	21,081	26,060	22,730	50,380	9,218	18,550

Total assets	104,109	4,792,815	1,596,419	6,107,464	5,443,017	2,705,796	9,183,513	2,377,996	2,075,919

LIABILITIES

Payable to C.M. Life Insurance Company	-	13,111	-	-	-	-	-	-	-

Total Liabilities	-	13,111	-	-	-	-	-	-	-

NET ASSETS	$ 104,109	$ 4,779,704	$ 1,596,419	$ 6,107,464	$ 5,443,017	$ 2,705,796	$ 9,183,513	$ 2,377,996	$ 2,075,919

Net Assets:

Accumulation units - value	$ 104,109	$ 4,779,704	$ 1,596,419	$ 6,107,464	$ 5,443,017	$ 2,705,796	$ 9,183,513	$ 2,377,996	$ 2,075,919

Annuity reserves	-	-	-	-	-	-	-	-	-

Net assets	$ 104,109	$ 4,779,704	$ 1,596,419	$ 6,107,464	$ 5,443,017	$ 2,705,796	$ 9,183,513	$ 2,377,996	$ 2,075,919

Accumulation units (Note 7 and 8)

Contract owners	25,866	457,331	165,444	1,335,958	719,398	277,447	1,129,848	230,970	270,596

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 4.03	$ 10.45	$ 9.65	$ 4.57	$ 7.57	$ 9.75	$ 8.13	$ 10.30	$ 7.67

See Notes to Financial Statements.

C.M. Multi-Account A - MassMutual Artistry Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	MFS® Investors Trust Sub-Account

ASSETS

Investments
Number of shares	40,042	211,596	620,149	476,957	608,072	128,487	42,730	80,796	18,608	13,814

Identified cost (Note 3B)	$ 50,293	$ 354,973	$ 626,833	$ 2,888,141	$ 4,169,672	$ 2,113,525	$ 1,344,693	$ 1,559,958	$ 267,793	$ 232,939

Value (Note 3A)	$ 51,654	$ 366,060	$ 663,560	$ 3,081,142	$ 4,524,058	$ 2,346,175	$ 1,430,609	$ 1,626,413	$ 281,168	$ 236,636

Dividends receivable	-	-	-	-	-	-	-	-	-	-

Receivable from C.M. Life Insurance Company	116	9	2,584	20,304	10,212	10,860	5,406	17,658	342	3,180

Total assets	51,770	366,069	666,144	3,101,446	4,534,270	2,357,035	1,436,015	1,644,071	281,510	239,816

LIABILITIES

Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	-	-	-

Total Liabilities	-	-	-	-	-	-	-	-	-	-

NET ASSETS	$ 51,770	$ 366,069	$ 666,144	$ 3,101,446	$ 4,534,270	$ 2,357,035	$ 1,436,015	$ 1,644,071	$ 281,510	$ 239,816

Net Assets:

Accumulation units - value	$ 51,770	$ 366,069	$ 666,144	$ 3,101,446	$ 4,534,270	$ 2,357,035	$ 1,436,015	$ 1,644,071	$ 281,510	$ 239,816

Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$ 51,770	$ 366,069	$ 666,144	$ 3,101,446	$ 4,534,270	$ 2,357,035	$ 1,436,015	$ 1,644,071	$ 281,510	$ 239,816

Accumulation units (Note 7 and 8)

Contract owners	6,082	47,983	104,858	384,039	352,679	248,527	214,069	205,298	39,517	30,224

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 8.51	$ 7.63	$ 6.35	$ 8.08	$ 12.86	$ 9.48	$ 6.71	$ 8.01	$ 7.12	$ 7.93

See Notes to Financial Statements.

C.M. Multi - Account A - MassMutual Artistry Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Services Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

ASSETS

Investments
Number of shares	32,208	44,485	91,831	40,418	35,575	17,559	16,265	43,795	16,747	99,165

Identified cost (Note 3B)	$ 876,633	$ 895,030	$ 2,057,434	$ 459,121	$ 356,889	$ 146,540	$ 189,765	$ 789,168	$ 240,734	$ 179,313

Value (Note 3A)	$ 919,205	$ 921,730	$ 2,072,636	$ 474,511	$ 381,716	$ 147,319	$ 202,017	$ 797,069	$ 257,400	$ 174,432

Dividends receivable	-	-	-	-	-	-	672	2,658	-	-

Receivable from C.M. Life Insurance Company	10,517	5,280	71,969	5,313	310	104	188	1,117	3,726	3,715

Total assets	929,722	927,010	2,144,605	479,824	382,026	147,423	202,877	800,844	261,126	178,147

LIABILITIES

Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	-	-	-

Total Liabilities	-	-	-	-	-	-	-	-	-	-

NET ASSETS	$ 929,722	$ 927,010	$ 2,144,605	$ 479,824	$ 382,026	$ 147,423	$ 202,877	$ 800,844	$ 261,126	$ 178,147

Net Assets:

Accumulation units - value	$ 929,722	$ 927,010	$ 2,144,605	$ 479,824	$ 382,026	$ 147,423	$ 202,877	$ 800,844	$ 261,126	$ 178,147

Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$ 929,722	$ 927,010	$ 2,144,605	$ 479,824	$ 382,026	$ 147,423	$ 202,877	$ 800,844	$ 261,126	$ 178,147

Accumulation units (Note 7 and 8)

Contract owners	147,493	145,420	239,049	60,189	40,452	21,692	20,874	85,074	77,174	21,119

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 6.30	$ 6.37	$ 8.97	$ 7.97	$ 9.44	$ 6.80	$ 9.72	$ 9.41	$ 3.38	$ 8.44

See Notes to Financial Statements.

C.M. Multi-Account A - MassMutual Artistry Segment

STATEMENT OF OPERATIONS
For The Period June 29, 2001 (Commencement of Operations) through December 31, 2001

	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

Investment income

Dividends (Note 3B)	$ 1,529,713	$ 116,539	$ 91,838	$ 11,936	$ 5,339	$ 108	$ 88	$ 5,548	$ -

Expenses

Mortality and expense risk fees (Note 4)	24,867	14,110	20,848	2,654	2,586	772	895	3,632	144

Net investment income (loss) (Note 3C)	1,504,846	102,429	70,990	9,282	2,753	(664)	(807)	1,916	(144)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	134	(4)	(17)	(898)	(431)	(24)	(73)	(30)	(55)

Change in net unrealized appreciation (depreciation) of investments	(776,746)	(122,013)	187,840	47,290	100,528	20,670	53,667	97,589	5,435

Net gain (loss) on investments	(776,612)	(122,017)	187,823	46,392	100,097	20,646	53,594	97,559	5,380

Net increase (decrease) in net assets resulting from operations	$ 728,234	$ (19,588)	$ 258,813	$ 55,674	$ 102,850	$ 19,982	$ 52,787	$ 99,475	$ 5,236

See Notes to Financial Statements.

C.M. Multi-Account A - MassMutual Artistry Segment

STATEMENT OF OPERATIONS (Continued)
For The Period June 29, 2001 (Commencement of Operations) through December 31, 2001

	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account

Investment income
Dividends (Note 3B)	$ 1	$ 20,842	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Expenses
Mortality and expense risk fees (Note 4)	263	11,298	4,067	11,415	12,355	6,188	18,438	5,691	4,522

Net investment income (loss) (Note 3C)	(262)	9,544	(4,067)	(11,415)	(12,355)	(6,188)	(18,438)	(5,691)	(4,522)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(305)	-	(651)	(2,621)	(1)	(892)	1	209	(732)
Change in net unrealized appreciation (depreciation) of investments	9,720	-	31,358	317,033	333,935	111,950	646,559	46,172	76,089

Net gain (loss) on investments	9,415	-	30,707	314,412	333,934	111,058	646,560	46,381	75,357

Net increase (decrease) in net assets resulting from operations	$ 9,153	$ 9,544	$ 26,640	$ 302,997	$ 321,579	$ 104,870	$ 628,122	$ 40,690	$ 70,835

See Notes to Financial Statements.

C.M. Multi-Account A - MassMutual Artistry Segment

STATEMENT OF OPERATIONS (Continued)
For The Period June 29, 2001 (Commencement of Operations) through December 31, 2001

	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	MFS® Investors Trust Sub-Account
Investment income
Dividends (Note 3B)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Expenses
Mortality and expense risk fees (Note 4)	121	841	1,701	7,548	9,550	5,035	3,377	3,568	707	648

Net investment income (loss) (Note 3C)	(121)	(841)	(1,701)	(7,548)	(9,550)	(5,035)	(3,377)	(3,568)	(707)	(648)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(148)	(474)	(880)	(94)	1	-	(147)	(412)	(365)	(121)
Change in net unrealized appreciation (depreciation) of investments	1,361	11,087	36,727	193,001	354,387	232,650	85,917	66,456	13,375	3,697

Net gain (loss) on investments	1,213	10,613	35,847	192,907	354,388	232,650	85,770	66,044	13,010	3,576

Net increase (decrease) in net assets resulting from operations	$ 1,092	$ 9,772	$ 34,146	$ 185,359	$344,838	$ 227,615	$ 82,393	$ 62,476	$ 12,303	$ 2,928

See Notes to Financial Statements.

C.M. Multi - Account A - MassMutual Artistry Segment

STATEMENT OF OPERATIONS (Continued)
For The Period June 29, 2001 (Commencement of Operations) through December 31, 2001

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Services Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Investment income

Dividends (Note 3B)	$ 2,537	$ 4,218	$ 27,907	$ -	$ 18,740	$ -	$ 841	$ 2,658	$ -	$ 9,743

Expenses

Mortality and expense risk fees (Note 4)	2,321	2,110	4,084	1,040	931	412	532	1,709	588	371

Net investment income (loss) (Note 3C)	216	2,108	23,823	(1,040)	17,809	(412)	309	949	(588)	9,372

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(113)	(80)	(675)	(192)	(7)	(289)	(188)	246	(96)	(26)

Change in net unrealized appreciation (depreciation) of investments	42,572	26,700	15,202	15,390	24,827	779	12,252	7,901	16,667	(4,881)

Net gain (loss) on investments	42,459	26,620	14,527	15,198	24,820	490	12,064	8,147	16,571	(4,907)

Net increase (decrease) in net assets resulting from operations	$ 42,675	$ 28,728	$ 38,350	$ 14,158	$ 42,629	$ 78	$ 12,373	$ 9,096	$ 15,983	$ 4,465

See Notes to Financial Statements.

C.M. Multi-Account A - MassMutual Artistry Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Period June 29, 2001 (Commencement of Operations) through December 31, 2001
	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,504,846	$ 102,429	$ 70,990	$ 9,282	$ 2,753	$ (664)	$ (807)	$ 1,916	$ (144)

Net realized gain (loss) on investments	134	(4)	(17)	(898)	(431)	(24)	(73)	(30)	(55)

Change in net unrealized appreciation (depreciation) of investments	(776,746)	(122,013)	187,840	47,290	100,528	20,670	53,667	97,589	5,435

Net increase (decrease) in net assets resulting from operations	728,234	(19,588)	258,813	55,674	102,850	19,982	52,787	99,475	5,236

Capital transactions (Note 7):

Net contract payments	11,312,078	6,282,323	10,480,676	1,290,721	982,029	371,831	321,187	1,570,977	64,168

Withdrawal of funds	(13,211)	(18,191)	(182,217)	-	(319)	-	(404)	(689)	-

Transfer due to policy loans, net of repayments (Note 3D)	(18,290)	(8,715)	(26,905)	(4,830)	(1,579)	-	-	(1,921)	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,976	197	6,150	(195)	(260)	(78)	(379)	(812)	(129)

Transfers from (to) Fixed Account	-	-	-	-	-	-	-	-	-

Transfers between Sub-Accounts	(120,506)	51,288	(59,729)	38,146	43,932	14,054	19,130	33,983	(321)

Net increase (decrease) in net assets resulting from capital transactions	11,162,047	6,306,902	10,217,975	1,323,842	1,023,803	385,807	339,534	1,601,538	63,718

Total increase (decrease)	11,890,281	6,287,314	10,476,788	1,379,516	1,126,653	405,789	392,321	1,701,013	68,954

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$11,890,281	$ 6,287,314	$10,476,788	$ 1,379,516	$ 1,126,653	$ 405,789	$ 392,321	$ 1,701,013	$ 68,954

See Notes to Financial Statements.

C.M. Multi-Account A - MassMutual Artistry Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Period June 29, 2001 (Commencement of Operations) through December 31, 2001

	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (262)	$ 9,544	$ (4,067)	$ (11,415)	$ (12,355)	$ (6,188)	$ (18,438)	$ (5,691)	$ (4,522)

Net realized gain (loss) on investments	(305)	-	(651)	(2,621)	(1)	(892)	1	209	(732)

Change in net unrealized appreciation (depreciation) of investments	9,720	-	31,358	317,033	333,935	111,950	646,559	46,172	76,089

Net increase (decrease) in net assets resulting from operations	9,153	9,544	26,640	302,997	321,579	104,870	628,122	40,690	70,835

Capital transactions (Note 7):

Net contract payments	97,054	5,698,714	1,525,154	5,930,070	5,002,919	2,517,862	8,564,877	2,370,120	1,964,379

Withdrawal of funds	-	(16,854)	(1,053)	(851)	(4,433)	(3,705)	(1,953)	(7,092)	(1,053)

Transfer due to policy loans, net of repayments (Note 3D)	(1,363)	(64,059)	(1,162)	(13,987)	(9,362)	(3,263)	(22,419)	(1,913)	(2,850)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(540)	(55)	336	1,893	(1,041)	332	5,549	445	429

Transfers from (to) Fixed Account	-	-	-	-	-	-	-	-	-

Transfers between Sub-Accounts	(195)	(847,586)	46,504	(112,658)	133,355	89,700	9,337	(24,254)	44,179

Net increase (decrease) in net assets resulting from capital transactions	94,956	4,770,160	1,569,779	5,804,467	5,121,438	2,600,926	8,555,391	2,337,306	2,005,084

Total increase (decrease)	104,109	4,779,704	1,596,419	6,107,464	5,443,017	2,705,796	9,183,513	2,377,996	2,075,919

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 104,109	$ 4,779,704	$ 1,596,419	$ 6,107,464	$ 5,443,017	$ 2,705,796	$ 9,183,513	$ 2,377,996	$ 2,075,919

See Notes to Financial Statements.

C.M. Multi - Account A - MassMutual Artistry Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Period June 29, 2001 (Commencement of Operations) through December 31, 2001

	Panorama Total return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	MFS® Investors Trust Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (121)	$ (841)	$ (1,701)	$ (7,548)	$ (9,550)	$ (5,035)	$ (3,377)	$ (3,568)	$ (707)	$ (648)

Net realized gain (loss) on investments	(148)	(474)	(880)	(94)	1	-	(147)	(412)	(365)	(121)

Change in net unrealized appreciation (depreciation) of investments	1,361	11,087	36,727	193,001	354,387	232,650	85,917	66,456	13,375	3,697

Net increase (decrease) in net assets resulting from operations	1,092	9,772	34,146	185,359	344,838	227,615	82,393	62,476	12,303	2,928

Capital transactions (Note 7):

Net contract payments	51,852	349,596	618,969	2,869,026	4,055,634	2,041,553	1,274,130	1,593,982	264,569	229,811

Withdrawal of funds	-	(347)	(355)	(1,019)	(4,468)	(732)	(349)	(188)	-	-

Transfer due to policy loans, net of repayments (Note 3D)	(2,698)	(154)	(1,338)	(469)	(3,801)	(5,531)	-	(1,219)	-	(80)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(2)	121	(2,039)	(66)	(585)	(982)	317	(118)	(94)	14

Transfers from (to) Fixed Account	-	-	-	-	-	-	-	-	-	-

Transfers between Sub-Accounts	1,526	7,081	16,761	48,615	142,652	95,112	79,524	(10,862)	4,732	7,143

Net increase (decrease) in net assets resulting from capital transactions	50,678	356,297	631,998	2,916,087	4,189,432	2,129,420	1,353,622	1,581,595	269,207	236,888

Total increase (decrease)	51,770	366,069	666,144	3,101,446	4,534,270	2,357,035	1,436,015	1,644,071	281,510	239,816

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 51,770	$ 366,069	$ 666,144	$ 3,101,446	$ 4,534,270	$ 2,357,035	$ 1,436,015	$ 1,644,071	$ 281,510	$ 239,816

See Notes to Financial Statements.

C.M. Multi - Account A - MassMutual Artistry Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Period June 29, 2001 (Commencement of Operations) through December 31, 2001

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Services Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 216	$ 2,108	$ 23,823	$ (1,040)	$ 17,809	$ (412)	$ 309	$ 949	$ (588)	$ 9,372

Net realized gain (loss) on investments	(113)	(80)	(675)	(192)	(7)	(289)	(188)	246	(96)	(26)

Change in net unrealized appreciation (depreciation) of investments	42,572	26,700	15,202	15,390	24,827	779	12,252	7,901	16,667	(4,881)

Net increase (decrease) in net assets resulting from operations	42,675	28,728	38,350	14,158	42,629	78	12,373	9,096	15,983	4,465

Capital transactions (Note 7):

Net contract payments	868,765	862,039	2,002,889	447,938	335,963	149,929	186,047	760,909	229,815	166,330

Withdrawal of funds	(351)	(492)	-	(357)	-	-	-	(205)	-	(1,116)

Transfer due to policy loans, net of repayments (Note 3D)	(1,510)	(2,228)	(1,315)	-	-	(446)	-	(4,451)	(312)	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(555)	(267)	(285)	277	(458)	(88)	(151)	(79)	(518)	(5)

Transfers from (to) Fixed Account	-	-	-	-	-	-	-	-	-	-

Transfers between Sub-Accounts	20,698	39,230	104,966	17,808	3,892	(2,050)	4,608	35,574	16,158	8,473

Net increase (decrease) in net assets resulting from capital transactions	887,047	898,282	2,106,255	465,666	339,397	147,345	190,504	791,748	245,143	173,682

Total increase (decrease)	929,722	927,010	2,144,605	479,824	382,026	147,423	202,877	800,844	261,126	178,147

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 929,722	$ 927,010	$ 2,144,605	$ 479,824	$ 382,026	$ 147,423	$ 202,877	$ 800,844	$ 261,126	$ 178,147

See Notes to Financial Statements.

C.M. Multi-Account A - MassMutual Artistry Segment

Notes To Financial Statements

1.	HISTORY

C.M. Multi-Account A (the “Separate Account”) was established as a separate investment account of C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three segments within the Separate Account. The segments are the Panorama Premier Segment, the Panorama Passage Segment and the MassMutual Artistry Segment. These notes and the financial statements presented herein describe and consist only of the MassMutual Artistry Segment (the “MassMutual Artistry Segment”). The MassMutual Artistry Segment is used exclusively for C.M. Life’s individual certificates issued under a or deferred group variable annuity certificate known as MassMutual Artistry.

The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF MASSMUTUAL ARTISTRY SEGMENT’S ASSETS

The MassMutual Artistry Segment consist of thirty-eight Sub-Accounts. Each Sub-Account invests in corresponding shares of either the: MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), American Century Variable Portfolios, Inc. (“American Century VP”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), Fidelity® Variable Insurance Products Fund (“Fidelity VIP”), Fidelity® Variable Insurance Products Fund II (“Fidelity VIP Fund II”), Fidelity® Variable Insurance Products Fund III (“Fidelity VIP III”), MFS® Variable Insurance Trust SM (“MFS Trust”), Janus Aspen Series (“Janus Aspen”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), and Calvert Variable Series, Inc. (“Calvert”).

MML Trust is an open-end, investment company registered under the 1940 Act. Ten of its thirteen separate series are available to the MassMutual Artistry Segment’s contract owners: MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund (Class I), MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Large Cap Value Fund, MML Emerging Growth Fund and MML OTC 100 Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Equity Fund, MML Managed Bond Fund, MML Blend Fund and the MML Small Cap Value Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”) whereby DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company (“Wellington Management”) pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers. MassMutual entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual entered into a sub-advisory agreement with RS Investment Management to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with eight of its Funds available to MassMutual Artistry Segment’s contract owners: Oppenheimer Money Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Notes To Financial Statements (Continued)

Panorama Fund is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to MassMutual Artistry Segment’s contract owners: Panorama Total Return Portfolio, Panorama Growth Portfolio and Oppenheimer International Growth Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Panorama Funds.

American Century, is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to MassMutual Artistry Segment’s contract owners: American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc. is the investment manager to the Funds.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to MassMutual Artistry Segment’s contract owners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Fidelity VIP is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to MassMutual Artistry Segment’s contract owners: Fidelity® VIP Growth Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to MassMutual Artistry Segment’s contract owners: Fidelity® VIP II Contrafund® Portfolio (Initial Class). FMR is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Fidelity VIP III is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to MassMutual Artistry Segment’s contract owners: Fidelity® VIP III Growth Opportunities Portfolio (Service Class). FMR is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

MFS Trust is an open-end, management investment company registered under the 1940 Act with one of its separate Series of shares available to MassMutual Artistry Segment’s contract owners: MFS® Investors Trust Series. Massachusetts Financial Services Company serves as investment adviser to the MFS® Growth with Income Series.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with three of its separate series available to MassMutual Artistry Segment’s contract owners: Janus Aspen Worldwide Growth Portfolio Institutional Shares, Janus Aspen Capital Appreciation Portfolio Institutional Shares and Janus Aspen Balanced Portfolio Institutional Shares. Janus Capital is the investment adviser to the Portfolios.

Franklin Templeton VP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to MassMutual Artistry Segment’s contract owners: Templeton International Securities Fund (Class 2).

Deutsche VIT Funds is an investment company registered under the 1940 Act with two of its separate series available to MassMutual Artistry Segment’s contract owners: Deutsche VIT Small Cap Index Fund and Deutsche VIT EAFE® Equity Index Fund. Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to Deutsche VIT Funds.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with three of its Funds available to the MassMutual Artistry Segment’s contract owners: INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund and INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Funds.

Calvert is a management investment company consisting of separate portfolios of investments. One of its portfolios is available to the MassMutual Artistry Segment’s contract owners: Calvert Social Balanced Portfolio. Calvert Asset Management Company, Inc. is the investment adviser to the Portfolio.

In addition to the thirty-eight Sub-Accounts, a contract owner may also allocate funds to the Fixed Account which is part of C.M. Life’s General Account. Because of exemptive and exclusionary provision, interests in the Fixed Account is not registered under the Securities Act of 1933. Also, the Fixed Account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the MassMutual Artistry Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, Oppenheimer Funds, Panorama Fund, American Century VP, T. Rowe Price, Fidelity VIP, Fidelity VIP Fund II, Fidelity VIP III, MFS Trust, Janus Aspen, Deutsche VIT Funds, Franklin Templeton VIP Trust, INVESCO VIF and Calvert are each stated at market value which is the net asset value per share of each of the respective underlying Funds/Portfolios.

B. Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the MassMutual Artistry Segment form a part of the total operations of C.M. Life, and the MassMutual Artistry Segment is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The MassMutual Artistry Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code.

Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the MassMutual Artistry Segment’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the MassMutual Artistry Segment.

D. Policy Loan

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a policy loan is made, the MassMutual Artistry Segment transfers the amount of the loan to C.M. Life.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

There are no deductions for sales charges made from purchase payments or withdrawals. However, a contingent deferred sales charge on any amount withdrawn, may be assessed. Any premium taxes relating to the contracts may be deducted from the purchase payments or contract value when annuity payments or withdrawals are made. Premium taxes generally range from 0% to 3.5%, depending on the state.

For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to 1.03% of the average daily net asset value of the MassMutual Artistry Segment’s assets. C.M. Life also deducts an administrative charge equal, on an annual basis, to .15% of the average daily net assets of the MassMutual Artistry Segment. These charges cover expenses in connection with the administration of the MassMutual Artistry Segment and the contracts.

Notes To Financial Statements (Continued)

The mortality risk is a risk that the group of lives C.M. Life insures may, on average, live for shorter periods of time than C.M. Life estimated. The mortality risk is fully borne by C.M. Life and may result in additional amounts being transferred into the Separate Account by C.M. Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to C.M. Life.

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and C.M. Multi-Account A. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2001	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

Cost of purchases	$12,563,996	$ 6,374,882	$10,270,222	$ 1,345,626	$ 1,032,321	$ 385,022	$ 338,462	$ 1,594,869	$ 63,857

Proceeds from sales	$ (7,861)	$ (7,276)	$ (21,301)	$ (16,127)	$ (9,380)	$ (540)	$ (1,546)	$ (518)	$ (429)

For The Year Ended December 31, 2001 (Continued)	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account

Cost of purchases	$ 99,627	$ 5,464,189	$ 1,584,945	$ 5,819,386	$ 5,083,091	$ 2,589,028	$ 8,486,699	$ 2,332,925	$ 2,004,023

Proceeds from sales	$ (4,972)	$ (673,074)	$ (30,863)	$ (47,416)	$ (68)	$ (17,019)	$ (126)	$ (10,529)	$ (22,011)

For The Year Ended December 31, 2001 (Continued)	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	MFS® Investors Trust Sub-Account

Cost of purchases	$ 53,196	$ 363,301	$ 633,065	$ 2,892,633	$ 4,169,751	$ 2,113,525	$ 1,348,102	$ 1,610,144	$ 279,916	$ 237,969

Proceeds from sales	$ (2,756)	$ (7,855)	$ (5,353)	$ (4,398)	$ (80)	$ -	$ (3,262)	$ (49,774)	$ (11,758)	$ (4,909)

For The Year Ended December 31, 2001 (Continued)	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Services Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Cost of purchases	$ 878,207	$ 900,853	$ 2,087,914	$ 463,365	$ 357,440	$ 149,387	$ 191,759	$ 798,770	$ 241,627	$ 179,717

Proceeds from sales	$ (1,460)	$ (5,743)	$ (29,806)	$ (4,053)	$ (544)	$ (2,558)	$ (1,806)	$ (9,849)	$ (798)	$ (378)
Notes To Financial Statements (Continued)

7. NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Period June 29, 2001 (Commencement of Operations) Through December 31, 2001	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

Units purchased	1,392,662	564,630	1,191,003	176,602	104,152	61,736	51,251	195,131	11,449

Units withdrawn	(3,723)	(2,418)	(23,206)	(652)	(212)	-	(61)	(334)	-

Units transferred between divisions	(16,251)	3,239	(9,120)	5,302	4,415	2,350	2,740	3,851	(58)

Net increase	1,372,688	565,451	1,158,677	181,252	108,355	64,086	53,930	198,648	11,391

Units, at beginning of the period	-	-	-	-	-	-	-	-	-

Units, at end of the year	1,372,688	565,451	1,158,677	181,252	108,355	64,086	53,930	198,648	11,391

For The Period June 29, 2001 (Commencement of Operations) Through December 31, 2001 (Continued)	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account

Units purchased	26,478	572,176	162,389	1,364,225	702,615	268,780	1,131,743	235,740	265,148

Units withdrawn	(325)	(7,873)	(230)	(3,325)	(1,913)	(720)	(3,257)	(881)	(518)

Units transferred between divisions	(287)	(106,972)	3,285	(24,942)	18,696	9,387	1,362	(3,889)	5,966

Net increase	25,866	457,331	165,444	1,335,958	719,398	277,447	1,129,848	230,970	270,596

Units, at beginning of the period	-	-	-	-	-	-	-	-	-

Units, at end of the year	25,866	457,331	165,444	1,335,958	719,398	277,447	1,129,848	230,970	270,596

For The Period June 29, 2001 (Commencement of Operations) Through December 31, 2001 (Continued)	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	MFS® Investors Trust Sub-Account

Units purchased	6,227	47,384	102,728	378,183	341,649	238,446	201,859	206,653	38,830	29,281

Units withdrawn	(326)	(68)	(273)	(193)	(701)	(725)	(52)	(182)	-	(13)

Units transferred between divisions	181	667	2,403	6,049	11,731	10,806	12,262	(1,173)	687	956

Net increase	6,082	47,983	104,858	384,039	352,679	248,527	214,069	205,298	39,517	30,224

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	6,082	47,983	104,858	384,039	352,679	248,527	214,069	205,298	39,517	30,224

Notes To Financial Statements (Continued)

7. NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Period June 29, 2001 (Commencement of Operations) Through December 31, 2001 (Continued)	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub- Account	Janus Aspen Balanced Sub- Account	Templeton International Securities Sub- Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub- Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Services Sub- Account	INVESCO VIF Technology Sub- Account	Calvert Social Balanced Sub- Account

Units purchased	144,588	139,981	227,342	57,880	39,997	22,311	20,391	81,717	72,559	20,213

Units withdrawn	(303)	(436)	(149)	(45)	-	(66)	-	(519)	(103)	(131)

Units transferred between divisions	3,208	5,875	11,856	2,354	455	(553)	483	3,876	4,718	1,037

Net increase	147,493	145,420	239,049	60,189	40,452	21,692	20,874	85,074	77,174	21,119

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	147,493	145,420	239,049	60,189	40,452	21,692	20,874	85,074	77,174	21,119

Notes To Financial Statements (Continued)

8.	UNIT VALUES
A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001, follows:

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

MML Equity Sub-Account
December 31,

2001	1,372,688	$ 8.66	$11,890,281	1.18%	(15.72)%

MML Managed Bond Sub-Account
December 31,

2001	565,451	11.12	6,287,314	1.18%	6.62%

MML Blend Sub-Account
December 31,

2001	1,158,677	9.04	10,476,788	1.18%	(6.86)%

MML Equity Index Sub-Account
December 31,

2001	181,252	7.61	1,379,516	1.18%	(13.36)%

MML Small Cap Value Equity Sub-Account
December 31,

2001	108,355	10.40	1,126,653	1.18%	2.14%

MML Growth Equity Sub-Account
December 31,

2001	64,086	6.33	405,789	1.18%	(26.10)%

MML Small Cap Growth Equity Sub-Account
December 31,

2001	53,930	7.27	392,321	1.18%	(13.75)%

MML Large Cap Value Equity Sub-Account
December 31,

2001	198,648	8.56	1,701,013	1.18%	(12.21)%

MML Emerging Growth Sub-Account
December 31,

2001	11,391	6.05	68,954	1.18%	(17.40)%

MML OTC 100 Sub-Account
December 31,

2001	25,866	4.03	104,109	1.18%	(33.88)%

Oppenheimer Money Sub-Account
December 31,

2001	457,331	10.45	4,779,704	1.18%	2.63%

Oppenheimer High Income Sub-Account
December 31,

2001	165,444	9.65	1,596,419	1.18%	0.77%

Oppenheimer Aggressive Growth Sub-Account
December 31,

2001	1,335,958	4.57	6,107,464	1.18%	(32.08)%

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

Oppenheimer Capital Appreciation Sub-Account
December 31,

2001	719,398	$ 7.57	$5,443,017	1.18%	(13.61)%

Oppenheimer Multiple Strategies Sub-Account
December 31,

2001	277,447	9.75	2,705,796	1.18%	1.01%

Oppenheimer Global Securities Sub-Account
December 31,

2001	1,129,848	8.13	9,183,513	1.18%	(13.08)%

Oppenheimer Strategic Bond Sub-Account
December 31,

2001	230,970	10.30	2,377,996	1.18%	3.61%

Oppenheimer Main Street® Growth & Income Sub-Account
December 31,

2001	270,596	7.67	2,075,919	1.18%	(11.22)%

Panorama Total Return Sub-Account
December 31,

2001	6,082	8.51	51,770	1.18%	(8.04)%

Panorama Growth Sub-Account
December 31,

2001	47,983	7.63	366,069	1.18%	(11.66)%

Oppenheimer International Growth Sub-Account
December 31,

2001	104,858	6.35	666,144	1.18%	(25.21)%

American Century VP Income & Growth Sub-Account
December 31,

2001	384,039	8.08	3,101,446	1.18%	(9.43)%

American Century VP Value Sub-Account
December 31,

2001	352,679	12.86	4,534,270	1.18%	11.49%

T. Rowe Mid-Cap Growth Sub-Account
December 31,

2001	248,527	9.48	2,357,035	1.18%	(2.09)%

Fidelity® Growth Sub-Account
December 31,

2001	214,069	6.71	1,436,015	1.18%	(18.70)%

Fidelity® VIP II Contrafund® Sub-Account
December 31,

2001	205,298	8.01	1,644,071	1.18%	(13.28)%

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

Fidelity® Growth Opportunities Sub-Account
December 31,

2001	39,517	$7.12	$ 281,510	1.18%	(15.45)%

MFS® Investors Trust Sub-Account
December 31,

2001	30,224	7.93	239,816	1.18%	(16.5)%

Janus Aspen Worldwide Growth Sub-Account
December 31,

2001	147,493	6.30	929,772	1.18%	(23.35)%

Janus Aspen Capital Appreciation Sub-Account
December 31,

2001	145,420	6.37	927,010	1.18%	(22.60)%

Janus Aspen Balanced Sub-Account
December 31,

2001	239,049	8.97	2,144,605	1.18%	(5.79)%

Templeton International Securities Sub-Account
December 31,

2001	60,189	7.97	479,824	1.18%	(16.99)%

Deutsche VIT Small Cap Index Sub-Account
December 31,

2001	40,452	9.44	382,026	1.18%	0.86%

Deutsche VIT EAFE® Equity Index Sub-Account
December 31,

2001	21,692	6.80	147,423	1.18%	(25.58)%

INVESCO VIF Financial Services Sub-Account
December 31,

2001	20,874	9.72	202,877	1.18%	(10.95)%

INVESCO VIF Health Sciences Sub-Account
December 31,

2001	85,074	9.41	800,844	1.18%	(13.62)%

INVESCO VIF Technology Sub-Account
December 31,

2001	77,174	3.38	261,126	1.18%	(46.47)%

Calvert Social Balanced Sub-Account
December 31,

2001	21,119	8.44	178,147	1.18%	(8.04)%
Report of Independent Auditors

To the Board of Directors and Policyholders of
C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of C.M. Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999 on the statutory basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$1,165.7	$ 898.8
Mortgage loans	329.0	270.1
Policy loans	132.4	124.0
Other investments	24.2	27.9
Cash and short-term investments	209.6	115.4

Total invested assets	1,860.9	1,436.2

Investment and insurance amounts receivable	72.6	91.2
Deferred income taxes	7.1	–
Transfer receivable from separate accounts	123.7	138.8

	2,064.3	1,666.2

Separate account assets	3,317.5	3,074.2

Total assets	$5,381.8	$4,740.4

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$1,753.4	$1,362.9
Policyholders’ claims and other benefits	7.0	4.3
Payable to parent	45.0	61.2
Federal income taxes	22.5	12.4
Asset valuation and other investment reserves	16.1	20.8
Other liabilities	32.4	57.9

	1,876.4	1,519.5

Separate account liabilities	3,317.5	3,074.2

Total liabilities	5,193.9	4,593.7

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	198.8	153.8
Surplus	(13.4)	(9.6)

Total shareholder’s equity	187.9	146.7

Total liabilities & shareholder’s equity	$5,381.8	$4,740.4

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$1,618.8	$2,288.6	$ 935.5
Net investment income	115.3	100.9	85.0
Fees and other income	102.7	104.1	33.4

Total revenue	1,836.8	2,493.6	1,053.9

Benefits and expenses:

Policyholders’ benefits and payments	467.7	463.9	332.2
Addition to policyholders’ reserves and funds	1,089.8	1,708.0	540.4
Operating expenses	168.5	170.0	122.0
Commissions	121.9	140.2	82.6
State taxes, licenses and fees	14.8	15.2	9.9
Federal income taxes (benefit)	(1.8)	7.2	2.1

Total benefits and expenses	1,860.9	2,504.5	1,089.2

Net loss from operations	(24.1)	(10.9)	(35.3)

Net realized capital loss	(5.5)	(3.0)	(8.7)

Net loss	$ (29.6)	$ (13.9)	$ (44.0)

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Shareholder’s equity, beginning of year, as previously reported	$146.7	$ 95.3	$141.0
Cumulative effect of the change in statutory accounting principles	15.9	–	–

Shareholder’s equity, beginning of year, as adjusted	162.6	95.3	141.0

Increases (decreases) due to:
Net loss	(29.6)	(13.9)	(44.0)
Change in net unrealized capital gains (losses)	(4.9)	(3.6)	4.0
Change in asset valuation and other investment reserves	4.7	1.9	1.2
Additional paid-in and contributed surplus	45.0	85.0	–
Change in reserve valuation basis	–	(9.0)	(2.4)
Change in non-admitted assets	8.1	(9.1)	(4.4)
Other	2.0	0.1	(0.1)

	25.3	51.4	(45.7)

Shareholder’s equity, end of year	$187.9	$146.7	$ 95.3

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net loss	$ (29.6)	$ (13.9)	$ (44.0)
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	408.3	98.1	180.4
Net realized capital loss	5.5	3.0	8.7
Other changes	17.9	(19.5)	14.3

Net cash provided by operating activities	402.1	67.7	159.4

Investing activities:
Loans and purchases of investments	(713.5)	(574.2)	(486.1)
Sales and maturities of investments and receipts from repayment of loans	360.6	354.9	403.0

Net cash used in investing activities	(352.9)	(219.3)	(83.1)

Financing activities:
Additional paid-in and contributed surplus	45.0	85.0	–

Net cash provided by financing activities	45.0	85.0	–

Increase (decrease) in cash and short-term investments	94.2	(66.6)	76.3

Cash and short-term investments, beginning of year	115.4	182.0	105.7

Cash and short-term investments, end of year	$ 209.6	$ 115.4	$ 182.0

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

C.M. Life Insurance Company (the “Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

1.  SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the “Department”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity whereas, United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (g) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method. The value of fixed maturity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value.

The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are carried at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the shareholder’s equity against declines in the value of bonds and mortgage loan investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

Net realized after tax capital losses of $0.9 million in 2001, $5.1 million in 2000 and $1.4 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $(0.9) million in 2001, $0.5 million in 2000 and $0.5 million in 1999. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

Investment income consists primarily of interest income. Interest income is recognized on an accrual basis. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) policy loans interest due and accrued in excess of cash value, and (d) due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

Notes to Statutory Financial Statements, Continued

c. Non-admitted Assets

Assets designated as “non-admitted” by the NAIC include prepaid agent commissions, other prepaid expenses and the IMR, when in a net loss deferral position, and are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder’s equity.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners’ Reserve Valuation Method and the California Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 4.50 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.25 to 9.00 percent.

During 2000, the Company adopted the continuous application of the Commissioners’ Reserve Valuation Method of calculating individual annuity reserves resulting in a $9.0 million decrease to shareholder’s equity. Previously, the Company used a curtate application of the Commissioners’ Reserve Valuation Method.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2.  ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001, the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The effect of adopting Codification was an increase to January 1, 2001 shareholder’s equity of $15.9 million. The primary components of this increase are the change in accounting for certain investments in derivatives of $4.7 million, the exclusion of cost of collection liability of $5.6 million and the admission of a net deferred tax asset of $5.1 million.

Notes to Statutory Financial Statements, Continued

The Company believes that it has made a reasonable determination of the effect on shareholder’s equity based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the State of Connecticut Insurance Department or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company has outstanding commitments to purchase privately placed securities and mortgage loans, which totaled $2.9 million and $203.6 million, respectively.

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 119.7	$ –	$ –	$ 119.7
Debt securities issued by foreign governments	2.1	–	–	2.1
Asset-backed securities	49.5	–	–	49.5
Mortgage-backed securities	109.1	0.4	–	109.5
State and local governments	1.1	–	–	1.1
Corporate debt securities	812.3	5.2	2.9	814.6
Utilities	63.9	1.1	–	65.0
Affiliates	8.0	–	0.2	7.8

	$1,165.7	$ 6.7	$ 3.1	$1,169.3

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 70.2	$ –	$ –	$ 70.2
Debt securities issued by foreign governments	4.1	–	0.3	3.8
Asset-backed securities	52.1	–	–	52.1
Mortgage-backed securities	86.4	–	–	86.4
State and local governments	1.1	–	–	1.1
Corporate debt securities	631.7	3.1	3.4	631.4
Utilities	45.3	0.5	0.1	45.7
Affiliates	7.9	0.3	–	8.2

	$ 898.8	$ 3.9	$ 3.8	$ 898.9

Notes to Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 29.6	$ 29.6
Due after one year through five years	238.4	239.3
Due after five years through ten years	534.9	537.2
Due after ten years	163.8	164.0

	966.7	970.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	199.0	199.2

TOTAL	$1,165.7	$1,169.3

Proceeds from sales of investments in bonds were $275.0 million during 2001, $316.8 million during 2000 and $325.8 million during 1999. Gross capital gains of $1.6 million in 2001, $2.2 million in 2000 and $2.1 million in 1999 and gross capital losses of $9.3 million in 2001, $2.6 million in 2000 and $4.9 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $4.7 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Mortgage Loans

Mortgage loans, comprised primarily of commercial loans, amounted to $329.0 million and $270.1 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. There were no valuation reserves or impairments on mortgage loans as of December 31, 2001 or 2000. The Company had restructured loans with book values of $2.8 million and $2.9 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

2002	$ 28.3
2003	28.5
2004	27.4
2005	17.9
2006	32.1
Thereafter	89.6

Commercial loans	223.8
Mortgage loan pools	105.2

Mortgage loans	$329.0

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 6.3% to 15.0%.

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were immaterial at December 31, 2001 and 2000.

Notes to Statutory Financial Statements, Continued

The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

	2001	2000
	(In Millions)
California	$ 50.3	$ 48.9
Illinois	27.3	24.4
Massachusetts	21.4	12.6
Texas	21.3	19.6
Florida	16.6	15.5
New York	12.4	19.2
All other states	74.5	74.9

Commercial loans	223.8	215.1
Nationwide loan pools	105.2	55.0

Mortgage loans	$329.0	$270.1

c. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $0.2 million at December 31, 2001. There were no investments which were non-income producing for the preceding twelve months at December 31, 2000. Investments in joint ventures and partnerships were $0.9 million at December 31, 2001 and 2000. There was no net investment income on joint ventures and partnerships for the years ended December 31, 2001, 2000, and 1999, respectively. Net investment income on derivative instruments was $1.7 million for the year ended December 31, 2001, net investment losses were $0.3 million for the year ended December 31, 2000, while there was $0.3 million of net investment income for the year ended December 31, 1999.

d. Realized Capital Gains and Losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(7.7)	$(0.4)	$ (2.8)
Mortgage loans	0.6	(1.6)	0.1
Closed derivatives	(1.2)	(8.4)	(2.4)
Derivatives marked to market	1.0	–	–
Other investments	0.1	–	(5.4)
Federal and state taxes	0.8	2.3	0.4

Net realized capital losses before deferral to IMR	(6.4)	(8.1)	(10.1)
Losses deferred to IMR	1.4	7.9	2.1
Less: taxes on net deferred losses	(0.5)	(2.8)	(0.7)

Net deferred to IMR	0.9	5.1	1.4

Net realized capital losses	$(5.5)	$(3.0)	$ (8.7)

4. PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

Notes to Statutory Financial Statements, Continued

The Company utilizes interest rate swap agreements and options to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $594.9 million and $315.0 million, respectively. The Company’s credit risk exposure was limited to the fair values of $6.7 million and $7.2 million at December 31, 2001 and 2000, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $669.5 million and $809.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $3.8 million and $3.6 million at December 31, 2001 and 2000, respectively.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $11.9 million and $6.6 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $0.8 million and $0.5 million at December 31, 2001 and 2000, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $12.5 million and $10.8 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds: Estimated fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rate applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Notes to Statutory Financial Statements, Continued

Policy loans, cash and short-term investments: Estimated fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounted cash flow projections.

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$1,165.7	$1,169.3	$898.8	$898.9
Mortgage loans	329.0	337.9	270.1	274.8
Policy loans	132.4	132.4	124.0	124.0
Cash and short-term investments	209.6	209.6	115.4	115.4

Other financial instruments:

Interest rate swap agreements	6.7	6.7	–	7.2
Options	3.8	3.8	6.1	3.6
Currency swaps	0.8	0.8	–	0.5

Financial liabilities:

Investment type insurance contracts	670.1	670.4	391.0	385.0

6.  REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $48.4 million, $46.2 million and $34.3 million and reinsurance recoveries were $71.6 million, $40.8 million and $43.7 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $22.1 million and $6.9 million as of December 31, 2001 and 2000, respectively.

At December 31, 2001, four reinsurers accounted for 86% of the outstanding reinsurance recoverable from reinsurers.
Notes to Statutory Financial Statements, Continued

7.  FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as tax credits, resulted in effective tax rates which differ from the federal statutory tax rate. For the years ending December 31, 2001 and 2000, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax benefit using 35%	$(9.0)	$(1.3)	$(11.7)
Policy reserves	(0.9)	4.0	10.5
Policy acquisition costs	11.0	12.6	6.6
Prior year effects	(3.3)	(7.5)	(2.3)
Investment and other items	0.4	(0.6)	(1.0)

Total federal income tax expense (benefit)	(1.8)	7.2	2.1
Capital gains tax benefit	(0.8)	(2.2)	(0.4)

Current income tax expense (benefit)	$(2.6)	$ 5.0	$ 1.7

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy acquisition costs	$ 47.7
Policy reserves	11.2
Investment and other items	2.1

Total deferred tax assets	61.0
Non-admitted deferred tax assets	(51.0)

Admitted deferred tax assets	$ 10.0

Deferred Tax Liabilities:

Investment items	$ 1.7
Policy reserves	1.1
Expense items	0.1

Total deferred tax liabilities	2.9

Net admitted deferred tax assets	$ 7.1

The change in deferred tax assets of $2.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $0.2 million resulted in the net change in deferred taxes of $2.0 million for the year ended December 31, 2001.

Federal income tax refunds were $12.8 million and $14.6 million in 2001 and 2000, respectively. The Company paid federal income taxes in the amount of $6.8 million in 1999.

The Company plans to file a separate company 2001 federal income tax return.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1995 and is currently examining the years 1996 and 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

Notes to Statutory Financial Statements, Continued

8. SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $18.8 million of shareholder’s equity is available for distribution to the shareholder in 2002 without prior regulatory approval.

During 2001 and 2000, MassMutual contributed additional paid-in capital of $45.0 million and $85.0 million, respectively, to the Company.

9.  RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $171.6 million, $172.6 million and $124.5 million in 2001, 2000 and 1999, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. The Company received premiums of $295.6 million, $1,090.9 million and $117.8 million in 2001, 2000 and 1999, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company has recorded commissions payable of $0.4 million as of December 31, 2001 and $12.0 million as of December 31, 2000, and has paid $15.0 million for the twelve month period ended December 31, 2001.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $22.9 million, $26.7 million and $29.8 million was ceded to MassMutual in 2001, 2000 and 1999, respectively. Policyholder benefits of $33.8 million, $38.4 million and $38.7 million were ceded to MassMutual in 2001, 2000 and 1999, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed ..32% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $70.0 million in 2001, $72.4 million in 2000, and $45.4 million in 1999 and it was not exceeded in any of the years. Premium income of $1.3 million was ceded to MassMutual in 2001, 2000 and 1999, respectively.

Effective January 1, 2000, the Company entered into a coinsurance agreement with MassMutual, whereby the Company cedes substantially 100% of the premiums on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $47.4 million and $47.3 million was ceded to MassMutual in 2001 and 2000, respectively. Fees and other income include a $36.8 million, $55.7 million and a $10.7 million expense allowance from MassMutual in 2001, 2000 and 1999, respectively. Policyholders’ benefits of $11.3 million and $5.9 million was ceded to MassMutual in 2001 and 2000, respectively.

Notes to Statutory Financial Statements, Continued

10. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Through December 31, 2001, the Company incurred gross claims in the amount of $5.3 million related to the events of September 11, 2001, of which $4.5 million are reinsured, resulting in a net exposure of $0.8 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy, which are directly impacted by these events, such as the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$5,070.9
Not subject to discretionary withdrawal	(12.2)
Policy loans	(132.4)

Subject to discretionary withdrawal	$4,926.3

Total invested assets, including separate investment accounts	$5,178.4
Policy loans and other invested assets	(156.6)

Marketable investments	$5,021.8

12. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2001, is illustrated below. Subsidiaries are wholly owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S.A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S.A. – 92.5%
MassMutual International (Luxembourg) S.A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Co. – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds

PART C
OTHER INFORMATION

ITEM 24.    Financial Statements And Exhibits

          (a)  Financial Statements

Financial Statements Included in Part A

          None

Financial Statements Included in Part B

The Registrant

          Report of Independent Auditors’
          Statement of Assets and Liabilities as of December 31, 2001
          Statement of Operations for the year ended December 31, 2001
          Statement of Changes in Net Assets for the year ended December 31, 2001
          Notes to Financial Statements

              The Depositor

          Reports of Independent Auditors’
          Statutory Statements of Financial Position as of December 31, 2001 and 2000
          Statutory Statements of Income for the years ended December 31, 2001, 2000 and 1999
Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2001, 2000 and 1999
          Statutory Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999
          Notes to Statutory Financial Statements

          (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of C.M. Life authorizing the establishment of the Separate Account. [7]

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement. [1]

(ii) Variable Products Dealer Agreement. [9]

(iii) Underwriting and Servicing Agreement. [1]

Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payments [12]

Exhibit 5	Form of Application Form. [12]

Exhibit 6	(i) Copy of Articles of Incorporation of C.M. Life. [2]

(ii) Copy of the Bylaws of C.M. Life. [2]

Exhibit 7	Not Applicable.

Exhibit 8	(a) Copy of the Form of Participation Agreement with Oppenheimer Variable Account Funds. [3]

(b) Copy of the Form of Participation Agreement with Panorama Series Fund, Inc. [3]

(c) Copy of the Form of Participation Agreement with T. Rowe Price Equity Series, Inc. [5]

(d) Copy of the Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III. [5]

(e) Copy of the Form of Participation Agreement with American Century Variable Portfolios, Inc. [6]

(f) Form of Participation Agreement with BT Insurance Funds. [10]

(g) Form of Participation Agreement with Janus Aspen Series. [10]

(h) Form of Participation Agreement with Templeton Variable Products Series Fund. [10]

(i) Form of Participation Agreement with MFS Variable Insurance Trust. [9]

(j) Form of Participation Agreement with Calvert Variable Series, Inc. [14]

(k) Form of Participation Agreement with INVESCO Variable Investment Fund, Inc. [14]

Exhibit 9	Opinion of and Consent of Counsel*

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP*

(ii) Power of Attorney for Robert J. O’Connell. [15]

(iii) Power of Attorney for Efrem Marder [11]

(iv) Powers of Attorney for all other directors and necessary officers. [4]

(v) Power of Attorney for Lawrence V. Burkett, Jr. [13]

(vi) Power of Attorney for Brent Nelson [16]

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 13	Form of Schedule of Computation of Performance.*

Exhibit 14	Not Applicable.

[1]	Incorporated by reference to Initial Registration Statement 33-61679 filed on Form N-4 on August 9, 1995.
[2]	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072.
[3]	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
[4]	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-61679, filed on Form N-4 on December 21, 1998.
[5]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[6]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-41667 filed on Form S-6 on March 19, 1998.
[7]	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed and effective May 1, 1998.
[8]	Incorporated by reference to Port-Effective Amendment No. 6 to Registration Statement No. 333-41667 filed on Form S-6 in April, 1999.
[9]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[10]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed on Form N-4 on September 20, 1999.
[11]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88493 filed on Form S-6 on January, 2000.
[12]	Incorporated by reference to Initial Registration Statement No. 333-95845 filed on Form N-4 on February 2, 2000.
[13]	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-2347 filed on Form S-2 in March, 2000.
[14]	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed on Form N-4 in April, 2000.
[15]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-95845 filed on Form N-4 in August, 2000.
[16]	Incorporated by reference to the 9/30/01 Form 10-Q Filing for C.M. Life Insurance Company (File No. 33-45123).
*	Filed herewith.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (since 1996) President and Chief Executive Officer (1996-2000)
Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (since 1998); Senior Vice President and Actuary (since 1996)
Massachusetts Mutual Life Insurance Company Senior Vice President and Actuary (since 1999 and 1995-1998) Senior Vice President and Chief Actuary (1998-1999)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (since 1999)
David L. Babson and Co. Inc. Executive Director (since 2000)
Massachusetts Mutual Life Insurance Company Executive Director (1998-2000) Senior Managing Director (1996-1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer	C.M. Life Insurance Company Director (since 1999) Chairman, President and Chief Executive Officer (since 2000)
1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Chairman (since 2000), President and Chief Executive Officer (since 1999)
American International Group, Inc. Senior Vice President (1991-1998)
AIG Life Companies President and Chief Executive Officer (1991-1998)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
PRINCIPAL OFFICERS (other than those who are also Directors):

Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Executive Vice President-Investments (since 1999) Director and Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc. President and Chief Executive Officer (since 1999)
Massachusetts Mutual Life Insurance Company Executive Vice President and Chief Investment Officer (since 1999) Chief Executive Director-Investment Management (1997-1999)

James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (1998-1999) Executive Vice President-Life Operations (since 1999) Senior Vice President-Life Operations (1998-1999)
CM Benefit Insurance Company Director (since 2000) Executive Vice President-Life Operations (since 1999) Senior Vice President-Life Operations (1998-1999)
Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)
MassMutual Benefits Management, Inc. Director (since 1998)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Executive Vice President (since 2001)
Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Senior Vice President (since 1999) and Secretary (since 1988)
Massachusetts Mutual Life Insurance Company
Senior Vice President, Secretary and Deputy General Counsel
    (since 1999)
Vice President, Secretary and Deputy General Counsel (1999)
Vice President, Secretary and Associate General Counsel
    (1998-1999)
Vice President, Associate Secretary and Associate General
Counsel (1996-1998)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

          The assets of the Registrant, under state law, are assets of MassMutual.

          C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

          The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

           The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

E. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

          F.  MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.)	DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.)	Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3.)	MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4.)	Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5.)	MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b.	MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

c.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.
MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.
MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.	9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c.	1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

1.)
Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—98%).

1.)	David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.)	Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.)	Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.)	Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—91.91%).

1.)	OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.)	Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.)	Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.)	HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.)	OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.)	Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

e.)	Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.)	Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.)	Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

h.)
OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

i.)
OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.)	OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

2.)
Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.)	Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.)	Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.
CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.
MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.)
Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, LP (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

13.
MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)
MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.)	MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

c.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.)	Compania de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.)	Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

d.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

10.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

11.
MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

12.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1.)	Admiral Life Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

h.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

i.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc.—99.5%)

14.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

G.	MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

H.	The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

I.	Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

J.	MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

II.	REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.
DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D.	MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

ITEM 27.    Number Of Contract Owners

          As of February 20, 2002, the number of contract owners was 7,837.

ITEM 28.    Indemnification

          Article V of the Bylaws of MassMutual provide for indemnification of C.M. Life Insurance Company, directors and officers as follows:

          Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

          Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

          Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)
any matters as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)
any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)
any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

           In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraph (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

          The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

          Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred, paid by a director, officer or controlling person of the registrant in the successful defeat of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.    Principal Underwriters

          (a) MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

          (b)(1) MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc., President (5/1/96) CEO (12/22/97) Main OSJ Supervisor (12/22/97)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. (5/1/96)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary (5/1/96) Chief Legal Officer (4/25/2000)	1295 State Street Springfield, MA 01111

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street Springfield, MA 01111

Jeffrey Losito	Second Vice President (08/10/2001)	1414 Main Street Springfield, MA 01144-1013

Name	Officer	Business Address
James T. Bagley	Treasurer (12/22/97) Chief Financial Officer (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street Springfield, MA 01111-0001

Ann F. Lomeli	Secretary (11/94)	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

H. Bradford Hoffman	Compliance Officer (06/18/2001)	1295 State Street Springfield, MA 01111

Edward D. Youmell	Registration Manager (08/10/2001)	1295 State Street Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and Hartford OSJ Supervisor (06/18/2001)	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor (12/22/97)	140 Garden Street Hartford, CT 06154

David W. O’Leary	Variable Annuity Supervisor (06/18/2001)	1295 State Street Springfield, MA 01111

           (c) See the section captioned “Distribution” in the Statement of Additional Information.

ITEM 30.    Location of Accounts and Records

          All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 140 Garden Street, Hartford CT.

ITEM 31.    Management Services

          Not Applicable.

ITEM 32.    Undertakings

          a.  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

          b.  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           c.  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

          d.  C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Multi-Account A, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 2 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 2 to Registration Statement No. 333-95845 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2002.

C.M. MULTI-ACCOUNT A

C.M. LIFE INSURANCE COMPANY
(Depositor)

/s/ ROBERT J. O’CONNELL *
By:

Robert J. O’Connell,
Chairman, Director, President and Chief Executive Officer
C.M. Life Insurance Company

/s/ RICHARD M. HOWE *Richard M. Howe	On April 22, 2002, as Attorney-in-Fact pursuant to powers of attorney.

          As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement No. 333-95845 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL * Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer	April 22, 2002

/s/ EDWARD M. KLINE * Edward M. Kline	Vice President and Treasurer (Principal Financial Officer)	April 22, 2002

/s/ BRENT NELSON * Brent Nelson	Senior Vice President and Controller (Principal Accounting Officer)	April 22, 2002

/s/ ISADORE JERMYN * Isadore Jermyn	Director	April 22, 2002

/s/ EFREM MARDER * Efrem Marder	Director	April 22, 2002

/s/ LAWRENCE V. BURKETT , JR ..* Lawrence V. Burkett, Jr.	Director	April 22, 2002

/s/ RICHARD M. HOWE *Richard M. Howe	On April 22, 2002, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

          As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 2 to Registration Statement No. 333-95845, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ JAMES M. RODOLAKIS

James M. Rodolakis
Counsel
EXHIBIT INDEX

9	Opinion of and Consent of Counsel.

10(i)	Consent of Independent Auditors’, Deloitte & Touche LLP

13	Form of Schedule of Computation of Performance